                                                                    EXHIBIT 10.1

                           SECOND AMENDED AND RESTATED




                        AGREEMENT OF LIMITED PARTNERSHIP




                                       OF



                       FELCOR LODGING LIMITED PARTNERSHIP




                                TABLE OF CONTENTS


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ARTICLE I         ORGANIZATIONAL MATTERS..........................................................................2
         1.1      Formation.......................................................................................2
         1.2      Name............................................................................................2
         1.3      Registered Office; Principal Office.............................................................2
         1.4      Power of Attorney...............................................................................2
         1.5      Term............................................................................................3

ARTICLE II        DEFINITIONS.....................................................................................3
         "Additional Limited Partner".............................................................................3
         "Adjusted Capital Account"...............................................................................3
         "Adjusted Property"......................................................................................4
         "Affiliate"..............................................................................................4
         "Agreed Allocation"......................................................................................4
         "Agreed Value"...........................................................................................4
         "Agreement"..............................................................................................4
         "Assignee"...............................................................................................4
         "Book-Tax Disparity".....................................................................................4
         "Capital Account"........................................................................................4
         "Capital Contribution"...................................................................................4
         "Carrying Value".........................................................................................4
         "Cash Amount"............................................................................................4
         "Cause"  ................................................................................................5
         "Certificate"............................................................................................5
         "Certificate of Designation".............................................................................5
         "Certificate of Limited Partnership".....................................................................5
         "Class B, Series II Unit"................................................................................5
         "Class B Unit"...........................................................................................5
         "Closing Date"...........................................................................................5
         "Code"   ................................................................................................5
         "Common Unit"............................................................................................6
         "Company"................................................................................................6
         "Consolidated"...........................................................................................5
         "Contributed Property"...................................................................................6
         "Contributing Partner"...................................................................................6
         "Delaware Act"...........................................................................................6
         "Departing Partner"......................................................................................6
         "Economic Risk of Loss"..................................................................................6
         "Event of Withdrawal"....................................................................................6
         "Excess Balance".........................................................................................6
         "Exchange Act"...........................................................................................6
         "Fiscal Year"............................................................................................6
         "General Partner"........................................................................................6
         "General Partner Equity Value"...........................................................................6
         "Indebtedness"...........................................................................................6
         "Indemnitee".............................................................................................6
         "Initial Hotels".........................................................................................6
         "Initial Limited Partners"...............................................................................6
         "Limited Partner"........................................................................................7
         "Limited Partner Equity Value"...........................................................................7
         "Limited Partner Interest"...............................................................................7


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         "Liquidation Preference".................................................................................7
         "Liquidator".............................................................................................7
         "Majority"...............................................................................................7
         "Merger Agreement".......................................................................................7
         "Minimum Gain Attributable to Partner Nonrecourse Debt"..................................................7
         "National Securities Exchange"...........................................................................7
         "Net Agreed Value".......................................................................................7
         "Net Income".............................................................................................7
         "Net Loss"...............................................................................................7
         "Nonrecourse Built-in Gain"..............................................................................7
         "Nonrecourse Deductions".................................................................................8
         "Nonrecourse Liability"..................................................................................8
         "Notice of Redemption"...................................................................................8
         "Offering"...............................................................................................8
         "Opinion of Counsel".....................................................................................8
         "Organizational Limited Partner".........................................................................8
         "Outstanding"............................................................................................8
         "Partner"................................................................................................8
         "Partner Nonrecourse Debt"...............................................................................8
         "Partner Nonrecourse Deductions".........................................................................8
         "Partnership"............................................................................................8
         "Partnership Assets".....................................................................................8
         "Partnership Inception"..................................................................................8
         "Partnership Interest"...................................................................................8
         "Partnership Minimum Gain"...............................................................................8
         "Partnership Securities".................................................................................8
         "Partnership Unit".......................................................................................8
         "Partnership Year".......................................................................................8
         "Percentage Interest"....................................................................................8
         "Person" ................................................................................................9
         "Plan of Merger".........................................................................................9
         "Preferred Units"........................................................................................9
         "Prospectus".............................................................................................9
         "Public Offering Price"..................................................................................9
         "Recapture Income".......................................................................................9
         "Recaptured Credits".....................................................................................9
         "Record Date"............................................................................................9
         "Record Holder"..........................................................................................9
         "Redeeming Partner"......................................................................................9
         "Redemption Amount"......................................................................................9
         "Redemption Right".......................................................................................9
         "Registration Statement".................................................................................9
         "Regulatory Allocations".................................................................................9
         "REIT"   ................................................................................................9
         "REIT Share".............................................................................................9
         "REIT Shares Amount"....................................................................................10
         "Residual Gain" or "Residual Loss"......................................................................10
         "Securities Act"........................................................................................10
         "Series A Convertible Preferred Unit"...................................................................10
         "Series B Redeemable Preferred Unit"....................................................................10
         "Special Units".........................................................................................10
         "Specified Redemption Date".............................................................................10
         "Substituted Limited Partner"...........................................................................10


                                      -ii-

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         "Surviving Business Entity".............................................................................10
         "Target Balance"........................................................................................10
         "Transfer Agent"........................................................................................10
         "Transfer Application"..................................................................................10
         "Treasury Regulations"..................................................................................10
         "Underwriter"...........................................................................................11
         "Underwriting Agreement"................................................................................11
         "Unrealized Gain".......................................................................................11
         "Unrealized Loss".......................................................................................11

ARTICLE III       PURPOSE........................................................................................11
         3.1      Purpose and Business...........................................................................11
         3.2      Powers.........................................................................................12

ARTICLE IV        CAPITAL CONTRIBUTIONS..........................................................................11
         4.1      Initial Contributions..........................................................................11
         4.2      Return of Initial Contributions................................................................12
         4.3      Capital Contributions by the Partners..........................................................12
         4.4      Limited Preemptive Rights......................................................................12
         4.5      Capital Accounts...............................................................................12
         4.6      Issuance of Additional Partnership Units and Other Securities..................................14
         4.7      Adjustment to Percentage Interests and Outstanding Partnership Units...........................15
         4.8      Interest.......................................................................................16
         4.9      No Withdrawal..................................................................................16
         4.10     Loans from Partners............................................................................16

ARTICLE V         ALLOCATIONS AND DISTRIBUTIONS..................................................................16
         5.1      Allocations for Capital Account Purposes.......................................................16
         5.2      Allocations for Tax Purposes...................................................................18
         5.3      Distribution of Cash...........................................................................19
         5.4      REIT Distribution Requirements.................................................................20

ARTICLE VI        MANAGEMENT AND OPERATION OF BUSINESS...........................................................20
         6.1      Management.....................................................................................20
         6.2      Certificate of Limited Partnership.............................................................21
         6.3      Restrictions on General Partner's Authority....................................................21
         6.4      Reimbursement of the General Partner...........................................................21
         6.5      Outside Activities.............................................................................22
         6.6      Loans to and from the General Partner; Contracts with Affiliates...............................23
         6.7      Indemnification................................................................................23
         6.8      Liability of Indemnitees.......................................................................24
         6.9      Resolution of Conflicts of Interest............................................................24
         6.10     Liability of the General Partner...............................................................25
         6.11     Other Matters Concerning the General Partner...................................................25
         6.12     Title to Partnership Assets....................................................................26
         6.13     Reliance by Third Parties......................................................................26

ARTICLE VII       RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.....................................................26
         7.1      Limitation of Liability........................................................................26
         7.2      Management of Business.........................................................................26
         7.3      Return of Capital..............................................................................27
         7.4      Rights of Limited Partners Relating to the Partnership.........................................27
         7.5      Redemption Right...............................................................................27


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         7.6      Outside Activities of Limited Partners.........................................................28

ARTICLE VIII      BOOKS, RECORDS, ACCOUNTING AND REPORTS.........................................................29
         8.1      Records and Accounting.........................................................................29
         8.2      Fiscal Year....................................................................................29

ARTICLE IX        TAX MATTERS....................................................................................29
         9.1      Preparation of Tax Returns.....................................................................29
         9.2      Tax Elections..................................................................................29
         9.3      Tax Controversies..............................................................................29
         9.4      Organizational Expenses........................................................................29
         9.5      Withholding....................................................................................29
         9.6      Opinions of Counsel............................................................................30

ARTICLE X         TRANSFER OF INTERESTS..........................................................................30
         10.1     Transfer.......................................................................................30
         10.2     Transfer of General Partner's Partnership Interest.............................................30
         10.3     Transfer of Partnership Units..................................................................31
         10.4     Restrictions on Transfers......................................................................31

ARTICLE XI        ADMISSION OF PARTNERS..........................................................................31
         11.1     Admission of Substituted Limited Partners......................................................31
         11.2     Admission of Successor General Partner.........................................................32
         11.3     Amendment of Agreement and Certificate of Limited Partnership..................................32
         11.4     Admission of Additional Limited Partners.......................................................32

ARTICLE XII       WITHDRAWAL OF PARTNERS.........................................................................32
         12.1     Withdrawal of the General Partner..............................................................32
         12.2     Interest of Departing Partner and Successor General Partner....................................33
         12.3     Reimbursement of Departing Partner.............................................................33
         12.4     Withdrawal of Limited Partner..................................................................33

ARTICLE XIII      PARTNERSHIP UNIT CERTIFICATE...................................................................34
         13.1     Partnership Unit Certificates..................................................................34
         13.2     Registration, Registration of Transfer and Exchange............................................34
         13.3     Mutilated, Destroyed, Lost or Stolen Certificates..............................................34
         13.4     Record Holder..................................................................................35

ARTICLE XIV       DISSOLUTION AND LIQUIDATION....................................................................35
         14.1     Dissolution....................................................................................35
         14.2     Continuation of the Business of the Partnership after Dissolution..............................35
         14.3     Liquidation....................................................................................36
         14.4     Distributions in Kind..........................................................................37
         14.5     Cancellation of Certificate of Limited Partnership.............................................37
         14.6     Reasonable Time for Winding Up.................................................................37
         14.7     Return of Capital..............................................................................37
         14.8     No Capital Account Restoration Obligation......................................................37
         14.9     Waiver of Partition............................................................................37

ARTICLE XV        AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE......................................37
         15.1     Amendments to be Adopted Solely by General Partner.............................................37
         15.2     Amendment Procedures...........................................................................38
         15.3     Amendment Requirements.........................................................................38
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         15.4     Meetings of, or Actions by, the Partners.......................................................39

ARTICLE XVI       MERGER.........................................................................................39
         16.1     Authority......................................................................................39
         16.2     Procedure for Merger or Consolidation..........................................................39
         16.3     Approval of Merger or Consolidation by the Partners............................................40
         16.4     Certificate of Merger..........................................................................40
         16.5     Effect of Merger...............................................................................40

ARTICLE XVII      GENERAL PROVISIONS.............................................................................41
         17.1     Addresses and Notices..........................................................................41
         17.2     Titles and Captions............................................................................41
         17.3     Pronouns and Plurals...........................................................................41
         17.4     Further Action.................................................................................41
         17.5     Binding Effect.................................................................................41
         17.6     Integration....................................................................................41
         17.7     Creditors......................................................................................41
         17.8     Waiver.........................................................................................42
         17.9     Counterparts...................................................................................42
         17.10    Applicable Law.................................................................................42
         17.11    Invalidity of Provisions.......................................................................42


                                   ATTACHMENTS

Exhibit A      -  Names, Addresses, Partnership Units of Partners
Exhibit B      -  Notice of Exercise of Redemption Right

Addendum No. 1 -  Designation of Class B Units
  Annex No. 2 to Addendum No. 1 - Designation of Class B Units, Series II Addendum No. 2 - Designation of Series A Cumulative Convertible Preferred Units Addendum No. 3 - Designation of Series B Cumulative Redeemable Preferred Units

                      SECOND AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                       FELCOR LODGING LIMITED PARTNERSHIP


                                    RECITALS

         FelCor Lodging Limited Partnership (the "Partnership"), which was formerly known as FelCor Suites Limited Partnership, was formed as a limited partnership under the laws of the State of Delaware by filing a Certificate of Limited Partnership with the Secretary of State of the State of Delaware on May 23, 1994. The Partnership was originally governed by an Agreement of Limited Partnership of FelCor Suites Limited Partnership dated May 20, 1994 (the "Original Agreement"). The parties to the Original Agreement were FelCor Suite Hotels, Inc., a Delaware corporation (the "Original General Partner"), and Thomas J. Corcoran, Jr. (the "Organizational Limited Partner").

         The Original General Partner, the Organizational Limited Partner and seven additional parties (the "Initial Limited Partners") entered into an Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994 (the "First Restated Partnership Agreement") to (i) admit the Initial Limited Partners to the Partnership, (ii) provide for the withdrawal of the Organizational Limited Partner and (iii) amend and restate the Original Agreement in its entirety.

         The First Restated Partnership Agreement was amended by (i) the First Amendment dated as of November 17, 1995 to admit an Additional Limited Partner (as defined below), (ii) the Second Amendment dated as of January 9, 1996 to add an Addendum No. 1 to authorize the issuance of a class of Partnership Units (as defined below) designated as the "Class B Units," (iii) the Third Amendment dated as of January 10, 1996 to admit an Additional Limited Partner and to authorize the issuance of a series of Class B Units designated as the "Class B Units, Series I" by adding Annex No. 1 to Addendum No. 1, (iv) the Fourth Amendment dated as of January 10, 1996 to admit an Additional Limited Partner and to authorize the issuance of a series of Class B Units designated as the "Class B Units, Series II" by adding an Annex No. 2 to Addendum No. 1, (v) the Fifth Amendment dated as of April 30, 1996 to add an Addendum No. 2 to the First Restated Partnership Agreement to authorize the issuance of a class of Partnership Units designated as the "Series A Cumulative Convertible Preferred Units," (vi) the Sixth Amendment dated as of September 16, 1996 to admit an Additional Limited Partner, (vii) the Seventh Amendment dated as of May 16, 1997 to admit an Additional Limited Partner, (viii) the Eighth Amendment dated as of February 6, 1998 to admit an Additional Limited Partner, (ix) the Ninth Amendment dated as of May 6, 1998 to add an Addendum No. 3 to authorize the issuance of a class of Partnership Units designated as the "Series B Cumulative Redeemable Preferred Units," (x) the Tenth Amendment dated as of June 22, 1998 to admit an Additional Limited Partner, (xi) the Eleventh Amendment dated as of July 28, 1998 to change the name of the Partnership to "FelCor Lodging Limited Partnership," (xii) the Twelfth Amendment dated as of December 29, 1998 to add a new subsection (d) to Section 10.2 and amend Sections 4.6(c), 4.7 and 7.5(e) of the First Restated Partnership Agreement, (xiii) the Thirteenth Amendment dated as of December 31, 1998 to admit a Substituted Limited Partner, (xiv) the Fourteenth Amendment dated as of March 1, 1999 to admit an Additional Limited Partner, (xv) the Fifteenth Amendment dated as of October 15, 1999 to admit an Additional Limited Partner, (xvi) the Sixteenth Amendment dated as of February 27, 2000 to admit an Additional Limited Partner, and (xvii) the Seventeenth Amendment dated as of November 1, 2000 to admit an Additional Limited Partner.

         Effective June 23, 1995, the Original General Partner was merged with and into FelCor Suite Hotels, Inc., a Maryland corporation, which changed its name on July 27, 1998 to "FelCor Lodging Trust Incorporated." By virtue of such merger, FelCor Lodging Trust Incorporated (the "General Partner") became the successor general partner of the Partnership and continued the business of the Partnership without dissolution in accordance with the terms of the First Restated Partnership Agreement. By Assignment and Assumption of Partnership Interest dated as of December 31, 1998, the General Partner assigned various Partnership Units to FelCor Nevada Holdings, L.L.C., a Nevada limited liability company ("FelCor LP").

         The General Partner desires, pursuant to the authority granted to it under the First Restated Partnership Agreement, as amended, to amend and restate the First Restated Partnership Agreement to reflect (i) the deletion of the prior authorization contained in Annex No. 1 to Addendum No. 1 for the Class B, Series I Units, none of which are currently outstanding, (ii) all prior amendments in the text of this Second Amended and Restated Partnership Agreement, (iii) changes in applicable tax laws and regulations, (iv) changes necessary to conform the allocations and distributions required by Article V with the allocations and distributions required as a result of the applicable Certificate of Designation, and (v) other non-substantive clarifications to the First Restated Partnership Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of mutual covenants among the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the First Restated Partnership Agreement, as amended, to read in its entirety as follows:


                                    ARTICLE I

                             ORGANIZATIONAL MATTERS

         1.1 Formation. The General Partner and the Organizational Limited Partner have formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. Except as expressly provided to the contrary in this Agreement, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         1.2 Name. The name of the Partnership shall be "FelCor Lodging Limited Partnership". The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the General Partner, including, without limitation, the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         1.3 Registered Office; Principal Office. Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at 1013 Centre Road, New Castle County, Wilmington, Delaware 19805, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be the Corporation Service Company. The principal office of the Partnership and the address of the General Partner shall be 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         1.4 Power of Attorney.

                  (a) Each Limited Partner and each Assignee hereby constitutes and appoints each of the General Partner and, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator severally (and any successor to either thereof by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to:

                      (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including, without limitation, conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article X, XI, XII or XIV or the Capital Contribution of any Partner; (E) all certificates, documents and other instruments relating to the determinations of the rights, preferences and privileges of any class or series of Partnership Units or other Partnership Securities issued pursuant to Section 4.6; (F) all certificates, documents and other instruments (including, without limitation, agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XVI; and (G) any documents necessary or advisable to convey any property contributed to the Partnership, to the Partnership.

                      (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates and other instruments necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when the approval or consent of the Limited Partners is required by any provision of this Agreement, the General Partner or the Liquidator may exercise the power of attorney made in this Section 1.4(a)(ii) only after the necessary vote, consent or approval of the Limited Partners.

Nothing contained in this Section 1.4 shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XV, or as may be otherwise expressly provided for in this Agreement.

                  (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors and assigns. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen days after receipt of the General Partner's or the Liquidator's request therefor, such further designations, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

         1.5 Term. The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on December 31, 2044, or until the earlier termination of the Partnership in accordance with the provisions of
Article XIV or as otherwise required by law.


                                   ARTICLE II

                                   DEFINITIONS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 11.4 and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each taxable year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5)), and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such taxable year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such taxable year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section

5. 1(d) or 5.1(e)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 4.5(d)(i) or 4.5(d)(ii).

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Agreed Allocation" means any allocation made pursuant to Section 5.1(a), (b), or (c).

         "Agreed Value" of any Contributed Property means the fair market value of such Property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. For purposes of this Agreement, the Agreed Value of a Contributing Partner's non-cash Capital Contribution shall be based on the value of the Partnership Units received by the Contributing Partner in exchange for such Capital Contribution or in connection with the merger of a partnership of which such person is a partner with and into the Partnership. Except as otherwise expressly agreed by the Partnership and a Contributing Partner, the value of Common Units or Special Units received by the Contributing Partner shall equal the number of Common Units or Special Units multiplied by the Public Offering Price or, if the contribution is made after the initial public offering of the Company's common stock, the value of a share of the Company's common stock calculated in accordance with the second and third sentences of the definition of "Cash Amount." Except as otherwise expressly agreed by the Partnership and a contributing Partner, the value of Preferred Units shall be determined by the General Partner using such reasonable method as it may adopt.

         "Agreement" means this Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, as it may be further amended, modified, supplemented or restated from time to time.

         "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement but who has not become a Substituted Limited Partner.

         "Book-Tax Disparity" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 4.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Capital Account" means the capital account maintained for any Partner pursuant to Section 4.5.

         "Capital Contribution" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership pursuant to Section 4.1, 4.3, 4.4, 4.6(c) or 12.3.

         "Carrying Value" means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' Capital Accounts, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 4.5(d)(i) and 4.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Cash Amount" means an amount of cash per Partnership Unit equal to the value of the REIT Shares Amount on the date of receipt by the General Partner of a Notice of Redemption. The value of the REIT Shares Amount shall be the average of the market price for each of the ten consecutive trading days immediately preceding the date of such valuation. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or automatic inter-dealer quotation system, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or automatic inter-dealer quotation system, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or automatic inter-dealer quotation system, and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "Cause" means that a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership.

         "Certificate" means a certificate issued by the Partnership evidencing ownership of one or more Partnership Interests.

         "Certificate of Designation" means an addendum attached hereto which creates and provides for the issuance of a class of Partnership Units and fixes the designations, preferences and relative participating, optional or other special rights, powers and duties of such Partnership Units.

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 6.2, as such Certificate may be amended or restated from time to time.

         "Class B, Series II Unit" means a Partnership Unit issued or authorized to be issued by the Partnership pursuant to Addendum No. 1 to this Agreement and Annex No. 2 to such Addendum, which designates the "Class B, Series II Units."

         "Class B Unit" means a Partnership Unit issued or authorized to be issued by the Partnership pursuant to Addendum No. 1 to this Agreement, which designates the "Class B Units."

         "Closing Date" means the date on which the transactions contemplated by the Underwriting Agreement are consummated.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Common Unit" means a Partnership Unit that has no preferential or special rights or privileges and excludes the Preferred Units and Special Units.

         "Company" means FelCor Lodging Trust Incorporated, a Maryland corporation, as successor to FelCor Suite Hotels, Inc., a Delaware corporation, or its successors.

         "Consolidated" means as reported in the consolidated financial statements of the Partnership and its subsidiaries (if any) prepared in accordance with generally accepted accounting principles consistently applied.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.5(d), such property shall no longer constitute a Contributed Property for purposes of Section 5.1, but shall be deemed an Adjusted Property for such purposes.

         "Contributing Partner" means each Partner contributing a Contributed Property.

         "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Section 17-101, et. seq., as amended, supplemented or restated from time to time, and any successor to such statute.

         "Departing Partner" means a former General Partner, from and after the effective date of any withdrawal of the General Partner pursuant to Section 12.1.

         "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2(a).

         "Event of Withdrawal" has the meaning assigned to such term in Section 12.1.

         "Excess Balance" means for any Partner holding only Common Units and Special Units, the amount, if any, by which the Partner's positive Capital Account balance exceeds zero, and for any Partner holding both Common Units, Special Units and Preferred Units, the amount, if any, by which its positive Capital Account balance exceeds the sum of the positive balance of the Liquidation Preference of its Preferred Units.

         "Exchange Act" means the Securities Exchange Act of 1934 as amended, supplemented or restated from time to time, and any successor to such statute.

         "Fiscal Year" means the twelve-month period ending December 31 of each year; provided that the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Partnership is completed and ending on the date such final liquidation and termination is completed.

         "General Partner" means the Company, and its successors, as general partner of the Partnership.

         "General Partner Equity Value" means, as of any date of determination, the fair market value of the General Partner's Partnership Interest, as a general partner, as determined by the General Partner using whatever reasonable method of valuation it may adopt.

         "Indebtedness" means the consolidated liabilities of the Partnership for borrowed money (including all notes payable and drafts accepted representing extensions of credit) and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid, including obligations under capital leases.

         "Indemnitee" means the General Partner, any Departing Partner, any Person who is or was an Affiliate of the General Partner or any Departing Partner, any Person who is or was an officer, director, employee, partner, agent or trustee of the General Partner or any Departing Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any Departing Partner or any such Affiliate as a director, officer, employee, partner, agent or trustee of another Person.

         "Initial Hotels" means the following six (6) hotels: (1) Embassy Suites (Dallas-Park Central), 13131 North Central Expressway, Dallas, Texas; (2) Embassy Suites (Jacksonville-Baymeadows), 9300 Baymeadows Road, Jacksonville, Florida; (3) Embassy Suites (Orlando-North), 225 East Altamonte Drive, Altamonte Springs, Florida; (4) Embassy Suites (Orlando-South), 8978 International Drive, Orlando, Florida; (5) Embassy Suites (Nashville-Airport), 10 Century Boulevard, Nashville, Tennessee; and (6) Embassy Suites (Tulsa-I-44), 3322 S. 79th East Avenue, Tulsa, Oklahoma.

         "Initial Limited Partners" means the initial Limited Partners set forth on Exhibit A admitted to the Partnership in accordance with Section 4.3(b).

         "Limited Partner" means any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substituted or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partner Equity Value" means, as of any date of determination, the fair market value of a Limited Partner's Partnership Interest, as determined by the General Partner using whatever reasonable method of valuation it may adopt.

         "Limited Partner Interest" means the ownership interest of a Limited Partner in the Partnership at any particular time.

         "Liquidation Preference" means the amount, if any, required to be distributed to a holder of a Preferred Unit in the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, if and to the extent such Preferred Unit has a preferential right to such distributions under the terms of the applicable Certificate of Designation.

         "Liquidator" means the General Partner or other Person approved pursuant to Section 14.3 who performs the functions described therein.

         "Majority" means Partners having among them fifty-one percent (51%) or more of the Outstanding Partnership Units.

         "Merger Agreement" has the meaning assigned to such term in Section
16.1.

         "Minimum Gain Attributable to Partner Nonrecourse Debt" means that amount determined in accordance with the principles of Treasury Regulation
Section 1.704-2(i)(3).

         "National Securities Exchange" means an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act.

         "Net Agreed Value" means, (a) in the case of any Contributed Property the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed (adjusted as provided in Section 4.5(d)(ii)), reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with
Section 4.5(b) and shall not include any items specially allocated under Sections 5.1(d) through 5.1(l). Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to a Regulatory Allocation, the applicable Net Income or Net Loss shall be recomputed without regard to such item.

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with
Section 4.5(b) and shall not include any items specially allocated under Sections 5.1(d) through 5.1(l). Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to a Regulatory Allocation, the applicable Net Income or Net Loss shall be recomputed without regard to such item.

         "Nonrecourse Built-in Gain" means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 5.2(b)(i)(A), 5.2(b)(ii)(A) or 5.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b)(1), are attributable to a Nonrecourse Liability.

         "Nonrecourse Liability" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(3).

         "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit B hereto.

         "Offering" means the offer and sale by the General Partner and the purchase by the Underwriters (as defined in the Prospectus) of the common stock of the General Partner for sale to the public pursuant to the Registration Statement.

         "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner) acceptable to the General Partner.

         "Organizational Limited Partner" means Thomas J. Corcoran, Jr., in his capacity as the organizational limited partner of the Partnership pursuant to this Agreement.

         "Outstanding" means, with respect to Partnership Units or other Partnership Securities, as the case may be, all Partnership Units or other Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership's books and records as of the date of determination.

         "Partner" means the General Partner, Limited Partners and Assignees thereof, if applicable.

         "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i)(2), are attributable to a Partner Nonrecourse Debt.

         "Partnership" means FelCor Lodging Limited Partnership, a Delaware limited partnership established pursuant to this Agreement, formerly known as FelCor Suites Limited Partnership, and any successor thereto.

         "Partnership Assets" means all assets of the Partnership whether tangible or intangible and whether real, personal or mixed.

         "Partnership Inception" means the Closing Date.

         "Partnership Interest" means the interest of a Partner in the Partnership.

         "Partnership Minimum Gain" means the amount determined pursuant to the provisions of Treasury Regulation Section 1.704-2(d).

         "Partnership Securities" means Partnership Units and any other securities issued by the Partnership.

         "Partnership Unit" means a Partnership Interest of a Partner or Assignee in the Partnership representing a fractional part of the Partnership Interests of all Partners and Assignees and includes Common Units, Special Units and Preferred Units.

         "Partnership Year" means the Fiscal Year of the Partnership.

         "Percentage Interest" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the total number of Common Units, Special Units and Preferred Units (other than Preferred Units having a Liquidation Preference) held by a Partner by the total number of Common Units, Special Units and Preferred Units

(other than Preferred Units having a Liquidation Preference) then outstanding. No Partner shall have any Percentage Interest attributable to any Preferred Units having a Liquidation Preference.

         "Person" means an individual or a corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, association or other entity.

         "Plan of Merger" means the Agreement and Plan of Merger dated May 20, 1994 by and among FelCor Suites Limited Partnership, Suites DJON Limited Partnership, Suites DJON Nashville Limited Partnership and Suites Oklahoma Limited Partnership.

         "Preferred Units" means any class or series of Partnership Units that is designated as having preferential rights with respect to distributions by the Partnership as provided in the applicable Certificate of Designation, and includes without limitation the Series A Convertible Preferred Units and the Series B Redeemable Preferred Units.

         "Prospectus" means the final prospectus contained in the Registration Statement delivered to purchasers of the General Partner's common stock in the Offering.

         "Public Offering Price" shall mean the price set forth in the Prospectus.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Recaptured Credits" means credits previously taken against federal income tax liability which are required to be recaptured upon the disposition of any property by the Partnership prior to the end of such property's useful life used in determining the amount of the credit relating thereto.

         "Record Date" means the date established by the General Partner for determining (a) the identity of Limited Partners (or Assignees, if applicable) entitled to notice of, or to vote at any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners, or (b) the identity of Record Holders entitled to receive any report or distribution.

         "Record Holder" means the Person in whose name a Partnership Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day.

         "Redeeming Partner" has the meaning provided in Section 7.5(a) hereof.

         "Redemption Amount" means either the Cash Amount or the REIT Shares Amount.

         "Redemption Right" has the meaning provided in Section 7.5(a) hereof.

         "Registration Statement" means the Registration Statement on Form S-11 (Registration No. 33-79214), as it has been and as it may be amended or supplemented from time to time, filed by the General Partner with the Securities and Exchange Commission under the Securities Act to register the offering and sale of common stock of the General Partner in the Offering.

         "Regulatory Allocations" shall have the meaning assigned in Section 5.1(l).

         "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

         "REIT Share" means a share of the common stock of the General Partner or any option, warrant or right to purchase or subscribe for such shares.

         "REIT Shares Amount" shall mean a number of REIT Shares equal to the number of Partnership Units offered for redemption by a Redeeming Partner; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights as a holder of that number of REIT Shares would have been entitled to receive as of the Record Date for the issuance of such rights.

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 5.2(b)(i)(A) or 5.2(b)(ii)(A), to eliminate Book-Tax Disparities.

         "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute.

         "Series A Convertible Preferred Unit" means a Partnership Unit issued or authorized to be issued by the Partnership pursuant to Addendum No. 2 to this Agreement, which designates the "Series A Cumulative Convertible Preferred Units."

         "Series B Redeemable Preferred Unit" means a Partnership Unit issued or authorized to be issued by the Partnership pursuant to Addendum No. 3 to this Agreement, which designates the "Series B Cumulative Redeemable Preferred Units."

         "Special Units" means any class or series of Partnership Units that is designated as having preferential or special rights, powers or duties, other than with respect to distributions by the Partnership, and includes, without limitation, the Class B Units and Class B, Series II Units.

         "Specified Redemption Date" means the first business day of the month that is at least 10 business days after the receipt by the General Partner of the Notice of Redemption.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.1 in place or and with all the rights of the Limited Partner and who is shown as the Limited Partner on the books and records of the Partnership.

         "Surviving Business Entity" has the meaning assigned to such term in
Section 16.2(b).

         "Target Balance" means with respect to a Partner the sum of (i) an amount that bears the same ratio to the aggregate Capital Account balances (as determined immediately after the conversion of the Partner's Preferred Units to Common Units or redemption of Preferred Units into Common Units (as the case may be) under the applicable Certificate of Designation and reduced by an amount equal to the aggregate Liquidation Preference of all issued and outstanding Preferred Units that have a Liquidation Preference and that are not being converted or redeemed) of all Partners as the Partner's total number of Common Units, Special Units and Preferred Units that have a Percentage Interest (determined immediately after the conversion or redemption) bears to the aggregate number of Common Units, Special Units and Preferred Units that have a Percentage Interest owned by all Partners (determined immediately after the conversion or redemption), plus (ii) the Liquidation Preference of the Partner's total Preferred Units that have a Liquidation Preference and that are not being converted or redeemed.

         "Transfer Agent" means Sun Trust Bank, Atlanta, Georgia or such bank, trust company or other Person (including, without limitation, the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Partnership Units.

         "Transfer Application" means an application and agreement for transfer of Partnership Units in the form set forth on the back of a Partnership Unit Certificate or in a form substantially to the same effect in a separate instrument.

         "Treasury Regulations" means the existing, temporary and proposed income tax regulations under the Code, as amended from time to time.

         "Underwriter" means each Person named as an underwriter in the Underwriting Agreement who purchases common stock of the General Partner pursuant thereto.

         "Underwriting Agreement" means the Underwriting Agreement dated July 21, 1994, among the Partnership, the Company, Morgan Keegan & Company, Inc. and Montgomery Securities providing for the purchase of the common stock of the General Partner to be offered in the Offering by such Underwriters.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.5(d) as of such date). In determining such Unrealized Gain, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the aggregate Limited Partner Equity Value and the General Partner Equity Value at such time. The General Partner shall allocate such aggregate value among the Partnership Assets (in such manner as it determines in its sole discretion to be reasonable) to arrive at a fair market value for individual properties.

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.5(d) as of such date) over (b) the fair market value of such property as of such date. In determining such Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the aggregate Limited Partner Equity Value and the General Partner Equity Value at such time. The General Partner shall allocate such aggregate value among the Partnership Assets (in such manner as it determines in its sole discretion to be reasonable) to arrive at a fair market value for individual properties.


                                   ARTICLE III

                                     PURPOSE

         3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership shall be (i) to engage directly in, or to enter into any partnership, joint venture or similar arrangement to engage in, any business activity that may be lawfully conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner takes affirmative action not to qualify as a REIT or to otherwise revoke its election to be taxed as a REIT, and (ii) to do anything necessary or appropriate to the foregoing.

         3.2 Powers. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 3.1 and for the protection and benefit of the Partnership.


                                   ARTICLE IV

             CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP UNITS

         4.1 Initial Contributions. To form the Partnership under the Delaware Act, the General Partner made an initial Capital Contribution to the Partnership in the amount of $99 for a 99% general partner interest in the Partnership and was admitted as the general partner of the Partnership, and the Organizational Limited Partner made a Capital Contribution to the Partnership in the amount of $1 for a 1% interest in the Partnership and was admitted as the Organizational Limited Partner of the Partnership.

         4.2 Return of Initial Contributions. As of the Closing Date, after giving effect to (i) the transactions contemplated by Section 4.3 and (ii) the admission to the Partnership of the Initial Limited Partners in accordance with this Agreement, the interest in the Partnership of the Organizational Limited Partner was terminated, the $99 Capital Contribution by the General Partner and the $1 Capital Contribution by the Organizational Limited Partner as initial Capital Contributions were refunded and the interest of the Organizational Limited Partner as a limited partner of the Partnership was terminated and withdrawn. Ninety-nine percent of any interest or other profit that may have resulted from the investment or other use of such initial Capital Contributions was allocated and distributed to the General Partner, and the balance thereof was allocated and distributed to the Organizational Limited Partner.

         4.3 Capital Contributions by the Partners.

                  (a) On the Closing Date, the General Partner contributed to the Partnership the net proceeds from the sale of common stock in the Offering in exchange for 4,075,000 Partnership Units representing an approximately 70.6% general partner interest in the Partnership, after giving effect to the withdrawal of the Organizational Limited Partner as a limited partner of the Partnership.

                  (b) On the Closing Date, the Initial Limited Partners contributed to the Partnership, through the Plan of Merger, the Initial Hotels.

                  (c) The number and class or series of Partnership Units held by each Partner are set forth opposite the name of such Partner on Exhibit A.

                  (d) Except as otherwise provided in this Agreement, the Partners shall have no right or obligation to make any Additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive an additional Partnership Interest in respect thereof, in the manner contemplated in Section 4.6 hereof.

         4.4 Limited Preemptive Rights. Except as provided for herein, no Person shall have any preemptive, preferential or other similar right with respect to
(a) additional Capital Contributions; (b) issuance or sale of any class or series of Partnership Units or other Partnership Securities, whether unissued, held in the treasury or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Partnership Units or other Partnership Securities; (d) issuance of any right or subscription to or right to receive, or any warrant or option for the purchase of any such Partnership Units or other Partnership Securities; or (e) issuance or sale of any other securities that may be issued or sold by the Partnership.

         4.5 Capital Accounts.

                  (a) The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the Net Agreed Value of all Capital Contributions made by such Partner to the Partnership pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 4.5(b) and allocated to such Partner pursuant to Section
5.1 and decreased by (x) the amount of cash or Net Agreed Value of all distributions of cash or property made to such Partner pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 4.5(b) and allocated to such Partner pursuant to Section 5.1.

                  (b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

                           (i) Solely for purposes of this Section 4.5, the
Partnership shall be treated as owning directly its proportionate share (as determined by the General Partner) of all property owned by any partnership that the Partnership controls.

                           (ii) All fees and other expenses incurred by the
Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 5.1.

                           (iii) Except as otherwise provided in Treasury
Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under
Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                           (iv) Any income, gain or loss attributable to the
taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                           (v) In accordance with the requirements of Section
704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 4.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

                           (vi) If the Partnership's adjusted basis in
depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 50(c)(1) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 5.1. Any restoration of such basis pursuant to Section 50(c)(2) of the Code shall, to the extent possible, be allocated in the year of such restoration as an item of income pursuant to
Section 5.1.

                  (c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred. As required by the capital account maintenance rules of Treasury Regulation Section 1.704-1(b)(2)(iv), a single Capital Account shall be maintained for each Partner regardless of the number and type of Partnership Units held by such Partner. Upon the conversion of Preferred Units into Common Units or the redemption of Preferred Units as provided in the applicable Certificate of Designation, the Partners' Capital Accounts shall be adjusted as expressly provided in this Agreement.

                  (d) (i) Consistent with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Partnership Units or other Partnership Securities for cash or Contributed Property, the Capital Accounts of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to
Section 5.1.

                           (ii) In accordance with Treasury Regulation Section
1.704-1(b)(2)(iv)(f), immediately prior to any distribution to a Partner of any Partnership property (excluding distributions of cash that are not in redemption or retirement of a Partnership Interest but including distributions in connection with the redemption of a Preferred Unit for cash), the Capital Accounts of all Partners and the Carrying Value of each Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 5.1.

                  (e) Immediately after the effective time of conversion of any Preferred Units into Common Units pursuant to the applicable Certificate of Designation, the respective Capital Account balances of the Partners who thereafter own Common Units or Special Units with respect to such Common Units or Special Units shall be equal to their respective Target Balances, which balances shall thereafter be adjusted as provided in this Article IV. For purposes of this Section 4.5(e), such Partner's Capital Account balance immediately preceding the determinations of the Target Balances shall include all adjustments and allocations required by Section 4.5(f).

                  (f) In the event any Partner's Percentage Interest changes during a Fiscal Year for any reason, including without limitation, the redemption of any Partnership Units or the conversion of any Preferred Unit into a Common Unit, the allocations contained in Article V shall be applied by the General Partner as necessary to reflect the varying interest of the Partners during such year using any method determined by the General Partner to be permissible by the Code and Treasury Regulations.

         4.6 Issuance of Additional Partnership Units and Other Securities

                  (a) The General Partner is hereby authorized to cause the Partnership to issue, in addition to the Partnership Units issued pursuant to
Section 4.3, such additional Partnership Units, or classes or series thereof (senior or junior to any of the Partnership Units), or options, rights, warrants or appreciation rights relating thereto, or any other type of equity security that the Partnership may lawfully issue, any unsecured or secured debt obligations of the Partnership or debt obligations of the Partnership convertible into any class or series of equity securities of the Partnership (collectively, "Partnership Securities"), for any Partnership purpose, at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners or any other Person; provided, however, in no event shall the General Partner cause the Partnership to have Outstanding at any time Partnership Units (other than Preferred Units that are not convertible into Common Units) in excess of the total authorized common stock of the General Partner. The General Partner shall have sole discretion, subject to the guidelines set forth in this
Section 4.6 and the requirements of the Delaware Act, in determining the consideration and terms and conditions with respect to any future issuance of Partnership Securities.

                  (b) Notwithstanding any provision of this Agreement to the contrary, additional Partnership Securities to be issued by the Partnership pursuant to this Section 4.6 shall be issuable from time to time in one or more classes, or one or more series of any such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including, without limitation, rights, powers and duties senior to existing classes and series of Partnership Securities, all as shall be fixed by the General Partner in the exercise of its sole and complete discretion, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Securities; (ii) the right of each such class or series of Partnership Securities to share in Partnership distributions;
(iii) the rights of each such class or series of Partnership Securities upon dissolution and liquidation of the Partnership; (iv) whether such class or series of additional Partnership Securities is redeemable by the Partnership and, if so, the price at which, and the terms and conditions upon which, such class or series of additional Partnership Securities may be redeemed by the Partnership; (v) whether such class or series of additional Partnership Securities is issued with the privilege of conversion and, if so, the rate at which, and the terms and conditions upon which, such class or series of Partnership Securities may be converted into any other class or series of Partnership Securities; (vi) the terms and conditions upon which each such class or series of Partnership Securities will be issued, evidenced by Partnership Unit Certificates and assigned or transferred; and (vii) the right, if any, of each such class or series of Partnership Securities to vote on Partnership matters, including, without limitation, matters relating to the relative rights, preferences and privileges of each such class or series.

                  (c) Nothing contained herein shall restrict the General Partner's right to issue additional REIT Shares or other capital stock of the General Partner or to transfer REIT Shares to the Partnership in connection with a redemption pursuant to Section 7.5 hereof; provided, however, in the event that REIT Shares or shares of other capital stock are issued by the General Partner, (i) the General Partner shall cause the Partnership to issue to the General Partner an equivalent amount of Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the REIT Shares or other capital stock issued by the General Partner to finance such investment, and (ii) the General Partner shall contribute (or be deemed to have contributed) to the Partnership the net proceeds from the offering of such REIT Shares or other capital stock and from the exercise of rights contained in such REIT Shares or other capital stock. In lieu of contributing such proceeds directly to the Partnership, the General Partner may contribute such proceeds to the Partnership indirectly through the General Partner's wholly-owned subsidiary or subsidiaries, and in that event, the Partnership will issue to such subsidiary or subsidiaries the securities of the Partnership required by clause (i) above. In connection with any and all issuances of REIT Shares and other capital stock of the General Partner, the General Partner shall make a Capital Contribution to the Partnership of the proceeds raised in connection with such issuance as required above, provided that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such underwriting discount and offering expenses in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contribution.

                  (d) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Partnership Units or other Partnership Securities pursuant to
Section 4.6(a) to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Partnership Units or other Partnership Securities being so issued.

                  (e) The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems necessary or advisable in connection with any future issuance of securities representing Partnership Interests, including, without limitation, compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which Partnership Units or other securities representing Partnership Interests are listed for trading.

         4.7 Adjustment to Percentage Interests and Outstanding Partnership
Units.

                  (a) The General Partner shall cause the number of Common Units and Special Units Outstanding (and the conversion ratio of any Preferred Units that are convertible into Common Units) to be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the General Partner, or any successor in interest thereto, resulting from a subdivision or consolidation of shares, the payment of a stock dividend in common stock or other recapitalization, such that upon each Redeeming Partner's exercise of its Redemption Right pursuant to Section 7.5 hereof, such Redeeming Partner shall receive the same number of shares of common stock of the General Partner that it would have received had it exercised its Redemption Right immediately before the effective date of such change in the number of issued shares of common stock of the General Partner. In the event the General Partner effects a redemption or otherwise acquires any outstanding shares of its capital stock (other than common stock) for which corresponding Partnership Interests were issued to the General Partner (or its wholly-owned subsidiary or subsidiaries) in accordance with Section 4.6(c) hereof, the General Partner shall cause the Partnership to redeem from the General Partner (or its wholly-owned subsidiary or subsidiaries) an equivalent number of such Partnership Interests upon the same terms and conditions as the redemption effected by the General Partner.

                  (b) Upon any conversion of Preferred Units into Common Units in accordance with the terms of the applicable Certificate of Designation, the Percentage Interests of the Partners shall be adjusted to reflect the Common Units issued pursuant to such conversion. Any Preferred Units so converted shall be retired.

         4.8 Interest. No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

         4.9 No Withdrawal. No Partner shall be entitled to withdraw any part of its Capital Contributions or its Capital Account or to receive any distribution from the Partnership, except as provided herein.

         4.10 Loans from Partners. Loans by a Partner to the Partnership shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership Assets in accordance with the terms and conditions upon which such advances are made.

                                    ARTICLE V

                          ALLOCATIONS AND DISTRIBUTIONS

         5.1 Allocations for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 4.5(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

                  (a) Net Income. After giving effect to the Regulatory Allocations, Section 5.1(k), Section 5.1(l), and after all distributions under
Section 5.3 but before distributions under Section 14.3, all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable period shall be allocated in the same manner as such Net Income is allocated hereunder, which Net Income shall be allocated to the Partners in the following order of priority:

                           (i) First, Net Income shall be allocated to each
holder of any Preferred Units that have a Liquidation Preference, pro rata within each class or series of Preferred Units and according to the priorities among each such class or series, as set forth in the applicable Certificates of Designations, until the positive Capital Account balance of such holder is equal to the sum of the Liquidation Preferences of such holder's Preferred Units;

                           (ii) Second, Net Income shall be allocated among the
Partners to the least extent necessary so that the ratio among the Partners' Excess Balances is as close as possible to the ratio among their respective Percentage Interests; and then

                           (iii) Finally, Net Income shall be allocated pro rata
to all Partners in proportion to their respective Percentage Interests.

For purposes of making allocations under this Section 5.1(a), a Partner's Capital Account balance shall be increased by the Partner's share of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt as of the applicable time.

                  (b) Net Losses. After giving effect to the Regulatory Allocations, Section 5.1(k), Section 5.1(l), and after all distributions under
Section 5.3 but before distributions under Section 14.3, all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated in the same manner as such Net Losses are allocated hereunder, which Net Losses shall be allocated to the Partners in the following order of priority:

                           (i) First, Net Loss shall be allocated among the
Partners in the least amount necessary so that the ratio among the Partners' Excess Balances is as close as possible to the ratio among their respective Percentage Interests and then to such Partners in proportion to their Percentage Interests until their respective Excess Balances are reduced to zero; and then

                           (ii) Second, Net Loss shall be allocated among the
holders of any Preferred Units that have a Liquidation Preference, pro rata within each class or series of Preferred Units and according to the priorities among each such class or series as set forth in the applicable Certificate of Designation, until the positive balances of their Capital Accounts are reduced to zero; and then

                           (iii) Third, Net Loss shall be allocated to the
Partners in accordance with their Percentage Interests.

For purposes of making allocations under this Section 5.1(b), a Partner's Capital Account balance shall be increased by the Partner's share of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt as of the applicable time.

                  (c) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

                  (d) Partnership Minimum Gain Chargeback. Notwithstanding the other provisions of this Section 5.1, except as provided in Treasury Regulation Sections 1.704-2(f)(2) through (5), if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any
successor provisions. For purposes of this Section 5.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1 with respect to such taxable period (other than an allocation pursuant to Sections 5.1(h) or 5.1(i)).

                  (e) Chargeback of Minimum Gain Attributable to Partner Nonrecourse Debt. Notwithstanding the other provisions of this Section 5.1 (other than 5.1(d) and (i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Minimum Gain Attributable to Partner Nonrecourse Debt during any Partnership taxable period, any Partner with a share of Minimum Gain Attributable to Partner Nonrecourse Debt at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 5.1(e), each Partner's Adjusted Capital Account balance shall be determined and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1, other than
Section 5.1(d) (and other than an allocation pursuant to Sections 5.1(h) or 5.1(i)), with respect to such taxable period.

                  (f) Qualified Income Offset. In the event any Partner unexpectedly receives adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5),
or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under
Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 5.1(d) or 5.1(e).

                  (g) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period that is in excess of the sum of (i) the amount, if any the Partner is obligated to restore pursuant to this Agreement and (ii) the amount the Partner is deemed to be obligated to restore pursuant to the penultimate sentences of
Section 1.704-2(g)(1) and Section 1.704-2(i)(5) of the Treasury Regulations, such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.1(g) shall be made only and to the extent that such Partner would have a deficit balance in its Capital Account (as adjusted above in this Section 5.1(g)) after all other allocations provided in this Section 5.1 have been tentatively made as if this Section 5.1(g) were not in the Agreement.

                  (h) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio which does satisfy such requirements.

                  (i) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss for such Partnership Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

                  (j) Loss Limitation. The Net Losses allocated to a Partner pursuant to Section 5.1(b) shall not exceed the maximum amount of Net Losses that can be so allocated without causing, or increasing, a deficit balance in a Partner's Adjusted Capital Account at the end of any Fiscal Year, and all Net Losses in excess of such limitation shall be allocated (subject to this Section 5.1(j)) to the other Partners in the same ratio that their respective Percentage Interests bear to the total Percentage Interests of all such Partners, or if such losses are not so allocable by reason of this Section 5.1(j), to the General Partner.

                  (k) Gross Income Allocation.

                           (i) Each Fiscal Year, after giving effect to the
Regulatory Allocations, gross income shall be allocated to the Partners with respect to their Preferred Units until the cumulative amount allocated under this Section 5.1(k)(i) to them for the current year and prior years is equal to the cumulative amount for the current year and prior years of the distributions made to such Partners with respect to their Preferred Units under the first sentence of Section 5.3(a). To the extent that there is insufficient gross income in any year to allocate the full amount provided for by this Section 5.1(k)(i), the available gross income will be allocated among classes or series of Preferred Units in accordance with their relative distribution priorities, as set forth in the applicable Certificate of Designation, and pro rata within each such class or series.

                           (ii) For any Fiscal Year in which a Preferred Unit
that has a Liquidation Preference is redeemed under the Certificate of Designation therefor, after giving effect to the Regulatory Allocations, gross income shall be allocated to the Partner owning such Preferred Unit until the cumulative amount allocated under this Section 5.1(k)(ii) is equal to the sum of
(A) the excess of (i) the amount distributed in redemption of the unit pursuant to the applicable Certificate of Designation over (ii) the Liquidation Preference for such Preferred Unit, and (B) the excess of (i) the total Net Loss allocated under Section 5.1(b)(ii) for the current Fiscal Year and all prior Fiscal Years attributable to the Preferred Unit redeemed over (ii) the Net Income allocated under Section 5.1(a)(i) for the current Fiscal Year and all prior Fiscal Years attributable to the Preferred Unit redeemed.

                  (l) Curative Allocations. The allocations set forth in Section
5.1 (c) through (j) (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this
Section 5.1(l). Therefore, notwithstanding any other provision of this Article V (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to this Section 5.1 other than the Regulatory Allocations.

         5.2 Allocations for Tax Purposes.

                  (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction which is recognized by the Partnership for federal income tax purposes shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 5.1 hereof.

                  (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

                           (i) (A) In the case of a Contributed Property, such
items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) except as otherwise provided in Section 5.2(b)(iii), any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 5.1.

                           (ii) (A) In the case of an Adjusted Property, such
items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.5(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 5.2(b)(i)(A); and (B) except as otherwise provided in Section 5.2(b)(iii), any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 5.1.

                           (iii) Any items of income, gain, loss or deduction
otherwise allocable under Section 5.2(b)(i)(B), or 5.2(b)(ii)(B) shall be subject to allocation by the General Partner in a manner designed to eliminate, to the maximum extent possible, Book-Tax Disparities in a Contributed Property or Adjusted Property otherwise resulting from the application of the "ceiling" limitation (under Section 704(c) of the Code or Section 704(c) principles) to the allocations provided under Section 5.2(b)(i)(A) or 5.2(b)(ii)(A).

                  (c) For the proper administration of the Partnership or for the preservation of uniformity of the Partnership Units (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Partnership Units (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 5.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of the Partnership Units issued and Outstanding, and if such allocations are consistent with the principles of Section 704 of the Code.

                  (d) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible after taking into account other required allocations of gain pursuant to this Section 5.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gain as Recapture Income.

                  (e) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

         5.3 Distribution of Cash.

                  (a) The holders of Preferred Units shall be entitled to receive distributions in accordance with the Certificates of Designation for such Preferred Units, to the extent such Preferred Units are entitled thereunder to preferential distributions from the Partnership. Such distributions shall be made pro rata within each class or series of Preferred Units and according to the relative priorities among each such class or series, as set forth in the applicable Certificate of Designation. After the distributions required pursuant to the preceding sentence are made, the General Partner shall distribute, at least quarterly, cash in such amount, if any, as may be determined by the General Partner, in its sole discretion, to be available and appropriate for distribution, to the holders of Common Units and Special Units who are Partners on the Record Date with respect to such quarter pro rata in accordance with their respective Percentage Interests on such Record Date. Notwithstanding anything in the immediately preceding sentence, all distributions after the commencement of the dissolution and liquidation of the Partnership shall be made under Section 14.3.

                  (b) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the General Partner's share of such cash with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

         5.4 REIT Distribution Requirements. Unless the General Partner determines that such a distribution would not be in the best interests of the Partnership, it is the intent, but not the obligation, of the Partnership that cash distributions shall be made no less often than quarterly during each fiscal year of the Partnership in an amount sufficient to enable the General Partner
(i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code, (ii) to avoid corporate income tax under
Section 857(b)(1) of the Code, and (iii) to avoid the excise tax imposed by
Section 4981 of the Code.


                                   ARTICLE VI

                      MANAGEMENT AND OPERATION OF BUSINESS

         6.1 Management. The General Partner shall conduct, direct and exercise full control over all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and the Limited Partners shall not have any right of control or management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to
Section 6.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or desirable to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation, (A) acquiring, purchasing, owning, leasing and disposing of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership; (B) constructing buildings and making other improvements on the properties owned or leased by the Partnership; (C) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations and the securing of same by mortgage, deed of trust or other lien or encumbrance; (D) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership; (E) leasing all or any portion of any of the Partnership Assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's Assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine; (F) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (F) being subject, however, to any prior approval that may be required by Section 6.3);
(G) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement, including, without limitation, the financing of the conduct of the operations of the Partnership, the lending of funds to other Persons and the repayment of obligations of the Partnership; (H) the negotiation, execution and performance of any contracts, conveyances or other instruments (including, without limitation, instruments that limit the liability of the Partnership under contractual arrangements to all or particular Partnership Assets, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case); (I) the distribution of Partnership cash; (J) the selection and dismissal of employees and agents (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring; (K) the maintenance of insurance for the benefit of the Partners and the Partnership (including, without limitation, the assets and operations of the Partnership); (L) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships; (M) the control of any matters affecting the rights and obligations of the Partnership, including, without limitation, the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation; (N) the indemnification of any person against liabilities and contingencies to the extent permitted by law;
(O) the maintenance of such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership Assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time; and (P) the undertaking of any action in connection with the Partnership's participation in the business activities that may be available to it (including, without limitation, contributions or loans of funds by the

Partnership to any limited or general partnership, joint venture or other relationship in which the Partnership has, or would have upon making any such contribution, an interest).

         6.2 Certificate of Limited Partnership. The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 7.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to the Limited Partners.

         6.3 Restrictions on General Partner's Authority.

                  (a) The General Partner may not, without written approval of the specific act by holders of a Majority of the Outstanding Partnership Units or by other written instrument executed and delivered by the holders of at least 80% of the Outstanding Partnership Units subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, without limitation, (i) any act that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement; (ii) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose; (iii) admit a Person as a Partner, except as otherwise provided in this Agreement; (iv) amend this Agreement in any manner, except as otherwise provided in this Agreement or applicable law; or (v) transfer its interest as general partner of the Partnership, except as otherwise provided in this Agreement.

                  (b) Except as provided in Articles XIV or XVI, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership Assets in a single transaction or a series of related transactions without the approval of holders of at least 80% of the Outstanding Partnership Units.

                  (c) Unless approved by holders of at least 80% of the Outstanding Partnership Units, the General Partner shall not take any action or refuse to take any reasonable action the effect of which, if taken or not taken, as the case may be, would be to cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes.

         6.4 Reimbursement of the General Partner.

                  (a) Except as provided in this Section 6.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner of the Partnership.

                  (b) The Partnership shall have no employees. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, shall employ any and all persons which it may deem necessary or appropriate for the conduct of the business of the Partnership, establish the compensation and benefits to be provided to such employees and, in connection therewith, may from time to time adopt, modify or terminate any benefit plans or programs which it may deem necessary or appropriate and determine the directors, officers and employees of the General Partner eligible to participate therein. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including, without limitation, amounts paid to any Person to perform services for the Partnership), and (ii) that portion of the General Partner's or its Affiliates' legal, accounting, investor communications, utilities, telephone, secretarial, travel, entertainment, bookkeeping, reporting, data processing, office rent and other office expenses (including, without limitation, overhead charges), salaries, fees and other compensation and benefit expenses of employees, officers and directors, insurance, other administrative or overhead expenses and all other expenses, in each such case, necessary or appropriate to the conduct of the Partnership's business and reasonably allocable to the Partnership or otherwise incurred by the General Partner in connection with operating the Partnership's business (including, without limitation, expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the fees and expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to
Section 6.7.

         6.5 Outside Activities.

                  (a) Subject to the Restated Certificate of Incorporation of the General Partner and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, the General Partner and any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of the General Partner. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business interests or activities of the General Partner, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

                  (b) Except as otherwise expressly provided in Section 6.5(a), each Indemnitee is free to engage in any business, including any business that is in competition with the business of the Partnership. The General Partner and any other Persons affiliated with the General Partner may acquire Partnership Units, in addition to those acquired by any of such Persons on the Closing Date, and shall be entitled to exercise all rights of an assignee or limited partner, as applicable, relating to such Partnership Units or securities representing Partnership Interests as the case may be.

         6.6 Loans to and from the General Partner; Contracts with Affiliates.

                  (a) The Partners or any of their Affiliates may lend to the Partnership, and the Partnership may borrow funds needed or desired by the Partnership for such periods or time as the General Partner may determine; provided, however, that none of the Partners, nor any of their Affiliates may charge the Partnership interest at a rate greater than the rate that would be charged the Partnership (without reference to the General Partner's financial abilities or guarantees) by unrelated lenders on comparable loans. The Partnership shall reimburse the Partners, or any of their Affiliates, as the case may be, for any costs (other than any interest costs in excess of that permitted by the preceding sentence) incurred by it in connection with the borrowing of funds obtained by the General Partner, the Limited Partners or any of their Affiliates and loaned to the Partnership.

                  (b) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to the Partnership. Any service rendered to the Partnership by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership as determined by the General Partner in good faith; provided, however, that the requirements of this Section 6.6(b) shall be deemed satisfied as to any transaction the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties. The provisions of Section 6.4 shall apply to the rendering of services described in this Section 6.6(b).

                  (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

                  (d) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership as determined by the General Partner in good faith; provided, however, that the requirements of this Section 6.6(d) shall be deemed to be satisfied as to (i) the transactions effected pursuant to Sections 4.2 and 4.3, and any other transactions described in or contemplated by the Registration Statement and (ii) as to any transaction the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties.

                  (e) The General Partner and its Affiliates shall have no obligation to permit the Partnership to use any facilities of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation of the General Partner or its Affiliates to enter into such contracts.

         6.7 Indemnification.

                  (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, the General Partner, any Departing Partner and any person who is or was an officer or director of the General Partner or any Departing Partner shall be indemnified and held harmless by the Partnership, and all other Indemnitees may be indemnified and held harmless by the Partnership, to the extent deemed advisable by the General Partner to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including, without limitation, legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as (i) the General Partner, a Departing Partner or any of their Affiliates, (ii) an officer, director, employee, partner, agent or trustee of the General Partner, any Departing Partner or any of their Affiliates or (iii) a Person serving at the request of the Partnership in another entity in a similar capacity; provided, that in each case the Indemnitee acted in good faith, in a manner which such Indemnitee believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 6.7 shall be available to the General Partner with respect to its obligations incurred pursuant to the Underwriting Agreement (other than obligations incurred by the General Partner on behalf of the Partnership). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 6.7 shall be made only out of the Partnership Assets.

                  (b) To the fullest extent permitted by law, expenses (including, without limitation, reasonable legal fees and expenses) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 6.7.

                  (c) The indemnification provided by this Section 6.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, both as to actions in the Indemnitees' capacity as (i) the General Partner, a Departing Partner or an Affiliate thereof, (ii) an officer, director, employee, partner, agent or trustee of the General Partner, any Departing Partner or an Affiliate thereof or (iii) a Person serving at the request of the Partnership in another entity in a similar capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and as to actions in any other capacity (including, without limitation, any capacity under the Underwriting Agreement).

                  (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities, whether or not the Partnership would have the power to indemnify such Person against such liabilities under the provisions of this Agreement.

                  (e) For purposes of Section 6.7(a), the Partnership shall be deemed to have requested an Indemnitee to serve as a fiduciary of any employee benefit plan maintained by the General Partner whenever the performance by such Indemnitee of its duties to the General Partner or the Partnership also imposes duties on, or otherwise involves services by, it to such plan or participants or beneficiaries of any such plan; excise taxes assessed on an Indemnitee with respect to any such employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 6.7(a); and action taken or omitted by it with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

                  (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  (h) The provisions of this Section 6.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

                  (i) No amendment, modification or repeal of this Section 6.7 or any other provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligation of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 6.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         6.8 Liability of Indemnitees.

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired Partnership Interests in the Partnership, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

                  (b) Subject to its obligations and duties as General Partner set forth in Section 6.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

                  (c) Any amendment, modification or repeal of this Section 6.8 or any other provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners or the General Partner, its directors, officers and employees under this Section 6.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         6.9 Resolution of Conflicts of Interest.

                  (a) Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership or the Limited Partners on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any agreement contemplated herein or of any duty stated or implied by law or equity, if the resolution or course of action is or, by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized in connection with its determination of the "fair and reasonable" nature of any transaction or arrangement and in its resolution of any conflict of interest to consider (i) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (ii) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (iii) any applicable generally accepted accounting practices or principles; and (iv) such additional factors as the General Partner determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or under the Delaware Act or any other law, rule or regulation.

                  (b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its "sole discretion" or "discretion" that it deems "necessary or appropriate" or under a grant of similar authority or latitude, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership or the Limited Partners, or (ii) in "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation.

                  (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

         6.10 Liability of the General Partner.

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith.

                  (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by the Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

                  (c) Subject to its obligations and duties as General Partner set forth in Section 6.1 hereof and the restrictions on its authority set forth in Section 6.3, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                  (d) Notwithstanding any other provisions of this Agreement or the Act, any lawful action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, taken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to prevent the General Partner from incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                  (e) Any amendment, modification or repeal of this Section 6.10 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.10 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

         6.11 Other Matters Concerning the General Partner.

                  (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors selected by it, and any act taken or omitted in reliance upon the opinion (including, without limitation, an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform each and every act and duty that is permitted or required to be done by the General Partner hereunder.

                  (d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

         6.12 Title to Partnership Assets. Title to Partnership Assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership Assets or any portion thereof. Title to any or all of the Partnership Assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership Assets for which record title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its reasonable efforts to cause beneficial and record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable; provided that, prior to the withdrawal of the General Partner or as soon thereafter as practicable, the General Partner will use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the Partnership) to be vested in the Partnership as soon as reasonably practicable. All Partnership Assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership Assets are held.

         6.13 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all Partnership Assets and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. The Limited Partners hereby waive any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


                                   ARTICLE VII

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         7.1 Limitation of Liability. The Limited Partners and the Organizational Limited Partner and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

         7.2 Management of Business. The Limited Partners or Assignees shall not take part in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         7.3 Return of Capital. The Limited Partners shall not be entitled to the withdrawal or return of their Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent provided in the applicable Certificate of Designation or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

         7.4 Rights of Limited Partners Relating to the Partnership.

                  (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 7.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner's own expense (including such reasonable administrative charges as the General Partner may establish from time to time):

                           (i) to obtain true and full information regarding the
status of the business and financial condition of the Partnership;

                           (ii) promptly after becoming available, to obtain a
copy of the Partnership's federal, state and local tax returns for each year;

                           (iii) to have furnished to it, upon notification to
the General Partner, a current list of the name and last known business, residence or mailing address of each Partner;

                           (iv) to have furnished to it, upon notification to
the General Partner, a copy of this Agreement and the Certificate of Limited Partnership and all amendments and restatements thereto;

                           (v) to obtain true and full information regarding the
amount of cash and description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner;

                           (vi) to obtain such other information regarding the
affairs of the Partnership as is just and reasonable; and

                           (vii) to obtain a copy of the most recent annual and
quarterly reports filed with the Securities and Exchange Commission by the Partnership pursuant to the Securities Exchange Act of 1934.

                  (b) Notwithstanding any other provision of this Agreement, the General Partner may keep confidential from the Limited Partners and Assignees for such period of time as the General Partner deems reasonable, any information that the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or that the Partnership is required by law or by agreements with third parties to keep confidential.

         7.5 Redemption Right.

                  (a) Subject to Section 7.5(c) and except as otherwise provided for any class or series of Preferred Units in the Certificate of Designation establishing such class or series, each Limited Partner or Assignee thereof shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner or Assignee thereof at a redemption price equal to and in the form of the Redemption Amount. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Limited Partner or Assignee thereof who is exercising the Redemption Right (the "Redeeming Partner"). A Limited Partner or Assignee thereof may not exercise the Redemption Right for less than One Hundred (100) Partnership Units or, if such Limited Partner holds less than One Hundred (100) Partnership Units, all of the Partnership Units held by such Limited Partner or Assignee thereof. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid with respect to Partnership Units after the Specified Redemption Date.

                  (b) Notwithstanding the provisions of Section 7.5(a), the General Partner may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right by paying to the Redeeming Partner the Redemption Amount on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. In the event the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner for federal income tax purposes. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

                  (c) Except as otherwise provided in this Section 7.5(c), the Partnership or the General Partner, as the case may be, shall pay the Redemption Amount either through payment of the REIT Shares Amount or the Cash Amount, or a combination of both, in its sole discretion. Notwithstanding the foregoing, neither the Partnership nor the General Partner shall have any obligation or authority to pay the Redemption Amount (whether in cash or REIT Shares) if payment of the Redemption Amount in REIT Shares (i) would result in a violation of the Ownership Limit (as such term is defined in the Articles of Amendment and Restatement, as amended, of the General Partner), (ii) would cause the General Partner to fail the "closely held" stock ownership test of Section 856(a)(6) of the Code, (iii) would cause the General Partner to be treated as owning, directly or constructively, 10% or more of the ownership interests in a tenant (or subtenant) of the Partnership's real property (or of the General Partner's real property), within the meaning of Sections 856(d)(2)(B) and 856(d)(5) of the Code, (iv) would otherwise jeopardize the REIT status of the General Partner, or
(v) would cause the acquisition of REIT Shares by the Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act of 1933, as amended; provided, however, that the Partnership or General Partner, as the case may be, may elect, in its sole discretion, to pay all or a portion of the Redemption Amount for all or a portion of the tendered Partnership Units in cash and/or such lesser amount of REIT Shares as would not cause a violation of clauses (i) through (v) above. Each Limited Partner tendering Units for redemption shall provide to the General Partner such information as the General Partner may request regarding such Limited Partner's actual and constructive ownership of common stock of the General Partner (and of individuals and entities related to such Limited Partner) in order for the General Partner to determine, in its sole discretion and with the advice of tax counsel to the General Partner, whether a purchase or redemption of the offered Units for shares of common stock of the General Partner would result in a violation of the foregoing restrictions.

                  (d) In the event that a redemption pursuant to this Section
7.5 would result in the Limited Partners, in the aggregate, owning less than 1% of the Partnership Interests, the General Partner shall form another partnership, which shall acquire sufficient Partnership Units so that the Limited Partners, in the aggregate, own at least 1% of the Partnership Interests.

                  (e) In the event the General Partner shall repurchase or redeem REIT Shares, then the General Partner shall cause the Partnership to purchase from the General Partner or its wholly-owned subsidiary or subsidiaries the same number of Partnership Units on the same terms that the General Partner redeemed such REIT Shares.

         7.6 Outside Activities of Limited Partners. Subject to any agreements entered into pursuant to Section 6.6 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its subsidiaries, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

                                  ARTICLE VIII

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         8.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 7.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including, without limitation, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard disks, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

         8.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.


                                   ARTICLE IX

                                   TAX MATTERS

         9.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year of the Partnership, the tax information reasonably required by the Limited Partners for federal and state income tax reporting purposes. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes or such other method as the General Partner determines to be necessary or appropriate. The taxable year of the Partnership shall be the calendar year.

         9.2 Tax Elections. Except as otherwise provided herein, the General Partner shall in its sole discretion, determine whether to make any available election pursuant to the Code; provided, however, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole discretion that such revocation is in the best interests of the Limited Partners and Assignees.

         9.3 Tax Controversies. Subject to the provisions hereof, the General Partner is designated the Tax Matters Partner (as defined in Section 6231 of the Code), and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including, without limitation, resulting administrative and judicial proceedings, and to expend Partnership funds for professional services, including legal and accounting services, and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings. The General Partner shall receive no special compensation for serving as Tax Matters Partner but shall be reimbursed for its costs and expenses in that connection in accordance with
Section 6.4.

         9.4 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

         9.5 Withholding. Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its sole discretion to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law, including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner (including, without limitation, by reason of Section 1446 of the Code), the amount withheld shall be treated as a distribution of cash pursuant to Section 5.3 in the amount of such withholding from such Partner.

         9.6 Opinions of Counsel. Notwithstanding any other provision of this Agreement, if the Partnership is taxable for federal income tax purposes as a corporation or otherwise treated for federal income tax purposes as an association taxable as a corporation at any time and, pursuant to the provisions of this Agreement, an Opinion of Counsel would otherwise be required to the effect that an action will not cause the Partnership to become so taxable as a corporation or other entity or to be treated as an association taxable as a corporation, such requirement for an Opinion of Counsel shall be deemed automatically waived.


                                    ARTICLE X

                              TRANSFER OF INTERESTS

         10.1 Transfer.

                  (a) The term "transfer," when used in this Article X with respect to a Partnership Interest, shall be deemed to refer to an appropriate transaction by which the General Partner assigns its Partnership Interest as General Partner to another Person or by which the holder of a Partnership Unit assigns such Partnership Unit to another Person who is or becomes an Assignee and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

                  (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article X. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article X shall be null and void.

         10.2 Transfer of General Partner's Partnership Interest.

                  (a) The General Partner may not transfer all or any part of its Partnership Interest as a general partner except as provided in Section 10.2(b) or 10.2(c).

                  (b) The General Partner shall not engage in any merger, consolidation or other combination with or into another Person, where the General Partner is not the surviving entity, any sale of all or substantially all of its assets, or any reclassification, recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination of REIT Shares) (a "Transaction"), unless (i) the Transaction also includes a corresponding merger of the Partnership, sale of all or substantially all of the Partnership Assets, or reclassification, recapitalization or change of outstanding Partnership Units, as appropriate, as a result of which holders of a Redemption Right pursuant to Section 7.5 will have the right to receive, upon exercise of their Redemption Right or otherwise, for each Partnership Unit a Redemption Amount equal to the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of one REIT Share; provided, however, that if, in connection with the Transaction, a purchase, tender or exchange offer ("Offer") shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, each holder of a Redemption Right pursuant to Section 7.5 shall have the right to receive, upon exercise of their Redemption Right or otherwise, the greatest amount of cash, securities, or other property which such holder would have received had it (A) exercised its Redemption Right immediately prior to the earlier of the record date (if any) for the Transaction or the effective date of the Transaction and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon such exercise of the Redemption Right; and (ii) no more than seventy-five percent (75%) of the equity securities of the acquiring Person in any Transaction that is a merger, consolidation or other combination of the General Partner with and into another Person or a sale of all or substantially all of the General Partner's assets, shall be owned, after consummation of such Transaction, by Persons who were Affiliates of the Partnership or the General Partner immediately prior to the date on which the Transaction is consummated.

                  (c) Notwithstanding Subsection 10.2(a) above, the General Partner may transfer from time to time any or all of its Partnership Interests to one or more wholly-owned subsidiaries of the General Partner, except that the General Partner must retain at all times at least a 1% Partnership Interest as a general partner and the General Partner and one or more wholly-owned subsidiaries of the General Partner must at all times own in the aggregate at least 20% of all of the Partnership Interests.

         10.3 Transfer of Partnership Units.

                  (a) Partnership Units may be transferred only in the manner described in Section 13.2. The transfer of any Partnership Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

                  (b) Until admitted as a Substituted Limited Partner pursuant to Article XI, the Record Holder of a Partnership Unit shall be an Assignee in respect of such Partnership Unit. Limited Partners may include custodians, nominees or any other individual or entity in its own or any representative capacity.

                  (c) Each distribution in respect of Partnership Units shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holders thereof as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

                  (d) A transferee who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the capacity and authority to enter into this Agreement, (iv) made the powers of attorney set forth in this Agreement and (v) given the consents and made the waivers contained in this Agreement.

                  (e) No transfer by a Partner of his Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
Section 7704 of the Code.

                  (f) Any transfer in contravention of the provisions of this
Article X shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         10.4 Restrictions on Transfers. Notwithstanding the other provisions of this Article X, no transfer of any Partnership Units or interest therein of any Limited Partner or Assignee shall be made if such transfer would (a) violate the then applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfer, (b) cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes or (c) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.


                                   ARTICLE XI

                              ADMISSION OF PARTNERS

         11.1 Admission of Substituted Limited Partners. By transfer of a Partnership Unit in accordance with Article X, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (i) the right to negotiate such Certificate to a purchaser or other transferee and (ii) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Partnership Units. Each transferee of a Partnership Unit (including without limitation, any nominee holder or an agent acquiring such Partnership Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Partnership Units so transferred to such Person. Such Assignee shall become a Substituted Limited Partner (i) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner's sole discretion, and (ii) when any such admission is shown on the books and records of the Partnership. If such consent is withheld such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including, without limitation, liquidating distributions, of the Partnership; provided, however, in the event that the transferor of the Partnership Units was an Initial Limited Partner or an Assignee thereof, such transferee shall also be vested with a Redemption Right pursuant to Section 7.5 with respect to such Partnership Units. With respect to voting rights attributable to Partnership Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Partnership Units on any matter, vote such Partnership Units at the written direction of the Assignee who is the Record Holder of such Partnership Units. If no such written direction is received, such Partnership Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

         11.2 Admission of Successor General Partner. A successor General Partner approved pursuant to Section 12.1 or the transferee of or successor to all of the General Partner's Partnership Interest pursuant to Section 10.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section 12.1 or the transfer of the General Partner's Partnership Interest pursuant to Section 10.2; provided, however, that no such successor shall be admitted to the Partnership until such successor has complied with the terms of Section 10.2. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         11.3 Amendment of Agreement and Certificate of Limited Partnership. To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, to prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose, among others, exercise the power of attorney granted pursuant to
Section 1.4.

         11.4 Admission of Additional Limited Partners.

                  (a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including without limitation, the power of attorney granted in
Section 1.4, and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

                  (b) Notwithstanding anything to the contrary in this Section 11.4, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                                   ARTICLE XII

                             WITHDRAWAL OF PARTNERS

         12.1 Withdrawal of the General Partner.

                  (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal"):

                           (i) the General Partner voluntarily withdraws from
the Partnership by giving written notice to the Limited Partners;

                           (ii) the General Partner transfers all of its rights
as general partner pursuant to Section 10.2;

                           (iii) the General Partner (A) makes a general
assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition; (C) files a petition or answer seeking for itself a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations or a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this sentence; or (E) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the General Partner or of all or any substantial part of its properties;

                           (iv) a final and non-appealable judgment is entered
by a court with appropriate jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect; or

                           (v) a certificate of dissolution or its equivalent is
filed for the General Partner, or ninety days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation.

If an Event of Withdrawal specified in this Section 12.1(a)(i), (iii),(iv) or
(v) occurs, the withdrawing General Partner shall give written notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 12.1 shall result in the withdrawal of the General Partner from the Partnership.

                  (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal will not constitute a breach of this Agreement if the General Partner ceases to be a General Partner pursuant to
Section 12.1(a)(ii) or Section 12.1(a)(iii). If the General Partner gives a notice of withdrawal pursuant to Section 12.1(a)(i), the Limited Partners may, prior to the effective date of such withdrawal, elect a successor General Partner. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Limited Partners as provided herein, the Partnership shall be dissolved in accordance with Section 14.1. If a successor General Partner is elected, such successor shall be admitted (subject to Section 11.2) immediately prior to the effective time of the withdrawal or removal of the Departing Partner and shall continue the business of the Partnership without dissolution.

         12.2 Interest of Departing Partner and Successor General Partner. The Partnership Interest of a Departing Partner departing as a result of withdrawal or removal pursuant to Section 12.1 shall be purchased by the successor to the Departing Partner. Such purchase shall be a condition to the admission of the successor to the Partnership as a General Partner. The purchase price for such Partnership Interest shall be paid in cash and shall be equal to the fair market value of the Departing Partner's Partnership Interest as General Partner, such amount to be determined and payable as of the effective date of its departure. Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the effective date of the removal of the Departing Partner, and shall secure such obligation in a manner satisfactory to the Departing Partner.

         12.3 Reimbursement of Departing Partner. The Partnership shall reimburse a Departing Partner for all employee related liabilities, including, without limitation, reasonable severance liabilities incurred in connection with the termination of employees employed by such Departing Partner for the benefit of the Partnership.

         12.4 Withdrawal of Limited Partner. The Limited Partners shall not have any right to withdraw from the Partnership without the prior consent of the General Partner. This Section 12.4 shall not prohibit permitted transfers by a Limited Partner pursuant to Article 10 hereof.

                                  ARTICLE XIII

                          PARTNERSHIP UNIT CERTIFICATE

         13.1 Partnership Unit Certificates. Upon the Partnership's issuance of Partnership Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Partnership Units being so issued. Certificates shall be executed on behalf of the Partnership by the General Partner. No Partnership Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent.

         13.2 Registration, Registration of Transfer and Exchange.

                  (a) The General Partner shall cause to be kept on behalf of the Partnership a register (the "Partnership Unit Register") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 13.2(b), the General Partner will provide for the registration and the transfer of Partnership Units. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering and transferring Partnership Units as herein provided. The Partnership shall not recognize transfers of Certificates representing Partnership Units unless same are effected in the manner described in this Section 13.2. Upon surrender for registration of transfer of any Partnership Units evidenced by a Certificate and subject to the provisions of Section 13.2(b), the General Partner on behalf of the Partnership will execute, and the Transfer Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates evidencing the same aggregate number of Partnership Units as was evidenced by the Certificate so surrendered.

                  (b) The Partnership shall not recognize any transfer of Partnership Units until the Certificates evidencing such Partnership Units are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer, provided, that, as a condition to the issuance of any new Certificate under this Section 13.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

         13.3 Mutilated, Destroyed, Lost or Stolen Certificates.

                  (a) If any mutilated Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute, and upon its request, the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Partnership Units as the Certificate so surrendered.

                  (b) The General Partner on behalf of the Partnership shall execute, and upon its request, the Transfer Agent shall countersign and deliver a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

                           (i) makes proof by affidavit, in form and substance
satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

                           (ii) requests the issuance of a new Certificate
before the Partnership has received notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                           (iii) if requested by the General Partner, delivers
to the Partnership such security or indemnity as may be required by the General Partner, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner may direct, in its sole discretion, to indemnify the Partnership, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

                           (iv) satisfies any other reasonable requirements
imposed by the General Partner.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Partnership Units represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, such Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

                  (c) As a condition to the issuance of any Certificate under this Section 13.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including, without limitation, the fees and expenses of the Transfer Agent) connected therewith.

         13.4 Record Holder. In accordance with Section 13.2(b), the Partnership shall be entitled to recognize the Record Holder as the Limited Partner or Assignee with respect to any Partnership Units and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Units on the part of any other Person, whether or not the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Partnership Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Units, as between the Partnership on the one hand and such other Persons on the other hand such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.


                                   ARTICLE XIV

                           DISSOLUTION AND LIQUIDATION

         14.1 Dissolution. The Partnership shall not be dissolved by the admission of a Substituted Limited Partner or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs should be wound up, upon, the first to occur of any of the following:

                  (a) the expiration of its term as provided in Section 1.5;

                  (b) an Event of Withdrawal of the General Partner as provided in Section 12.1(a), unless a successor is named as provided in Section 12.1(b);

                  (c) an election to dissolve the Partnership by the General Partner;

                  (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act;

                  (e) the sale of all or substantially all of the assets and properties of the Partnership; or

                  (f) the redemption of all Limited Partner Interests (other than any of such interests held by the General Partner).

         14.2 Continuation of the Business of the Partnership after Dissolution. Upon (i) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal of the General Partner and a failure of the Limited Partners to appoint a successor General Partner as provided in Section 12.1 or (ii) dissolution of the Partnership upon an event constituting an Event of Withdrawal described in Section 12.1(a)(iv), then, within 90 days thereafter in the case of a dissolution described in clause (i) and within 180 days thereafter in the case of a dissolution described in clause (ii), Record Holders of at least a Majority of the Outstanding Partnership Units may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by the Record Holders of at least a Majority of the Outstanding Partnership Units. Upon any such election by the Record Holders of at least a Majority of the Outstanding Partnership Units, all Partners shall be bound thereby and shall be deemed to have approved thereof. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

                  (a) The reconstituted Partnership shall continue until the end of the term set forth in Section 1.5 unless earlier dissolved in accordance with this Article XIV;

                  (b) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be purchased by the successor general partner in the manner provided in Section 12.2; and

                  (c) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file a new partnership agreement and certificate of limited partnership, and the successor general partner may for this purpose exercise the powers of attorney granted to the General Partner pursuant to Section 1.4; provided that the right of the Limited Partners to approve a successor general partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of the Limited Partners and (y) neither the Partnership nor the reconstituted limited partnership would become taxable as a corporation or otherwise be taxed as an entity for federal income tax purposes upon the exercise of such right to continue.

         14.3 Liquidation. Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 14.2, the General Partner, or in the event the General Partner has been dissolved or removed, has become bankrupt as set forth in Section 12.1(a)(iii) or (iv) or has withdrawn from the Partnership, a liquidator or liquidating committee approved by the Record Holders of at least a Majority of the Outstanding Partnership Units, shall be the Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by Record Holders of at least a Majority of the Outstanding Partnership Units. The Liquidator shall agree not to resign at any time without 15 days' prior written notice and (if other than the General Partner) may be removed at any time, with or without Cause by notice of removal approved by Record Holders of at least a Majority of the Outstanding Partnership Units. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within thirty days thereafter be approved by Record Holders of at least a Majority of the Outstanding Partnership Units. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in
Section 6.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding-up and liquidation of the Partnership as provided for herein. The Liquidator shall liquidate the Partnership Assets, and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by any Certificate of Designation for the Preferred Units or mandatory provisions of applicable law:

                  (a) the payment to creditors of the Partnership, including, without limitation, Partners who are creditors, in the order of priority provided by law; and the creation of a reserve of cash or other Partnership Assets for contingent liabilities in an amount, if any, determined by the Liquidator to be appropriate for such purposes; and

                  (b) to all Partners in accordance with the positive balances in their respective Capital Accounts after taking into account all adjustments to such Capital Accounts pursuant to this Agreement (other than distributions pursuant to this Section 14.3).

To the extent deemed advisable by the General Partner or the Liquidator, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations of the Partnership. The General Partner shall receive no special compensation for serving as Liquidator but shall be reimbursed for its costs and expenses in that connection in accordance with Section 6.4.

         14.4 Distributions in Kind. Notwithstanding the provisions of Section 14.3, which require the liquidation of the Partnership Assets, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership Assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including, without limitation, those to Partners as creditors) or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 14.3, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Limited Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreement governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         14.5 Cancellation of Certificate of Limited Partnership. Upon the completion of the distribution of Partnership cash and property as provided in Sections 14.3 and 14.4, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         14.6 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of business and affairs of the Partnership and the liquidation of its assets pursuant to Section 14.3 in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         14.7 Return of Capital. The General Partner shall not be personally liable for the return of the Capital Contributions of the Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

         14.8 No Capital Account Restoration Obligation. If any Partner has a deficit balance in its Capital Account upon liquidation of such Partner's interest in the Partnership or the Partnership, such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered to be a debt owed to the Partnership or to any other person.

         14.9 Waiver of Partition. Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE XV

            AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

         15.1 Amendments to be Adopted Solely by General Partner. Each Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partners and Assignees), without the approval of any Limited Partner or Assignee, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

                  (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

                  (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

                  (c) a change that, in the sole discretion of the General Partner, is reasonable and necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state or that is necessary or advisable in the opinion of the General Partner to ensure that the Partnership will not be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

                  (d) a change (i) that, in the sole discretion of the General Partner, does not adversely affect the Limited Partners in any material respect,
(ii) that is necessary or appropriate to satisfy any requirements, conditions, guidelines or interpretations contained in any opinion, interpretative release, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state agency or judicial authority or contained in any federal or state statute (including, without limitation, the Delaware Act) or that is necessary or appropriate to facilitate the trading of the Partnership Units (including, without limitation, the division of Outstanding Partnership Units into different classes to facilitate uniformity of tax consequences within such classes of Partnership Units) or compliance with any of which the General Partner determines in its sole discretion to be in the best interests of the Partnership and the Limited Partners or (iii) that is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

                  (e) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the General Partner or its directors or officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

                  (f) subject to the terms of Section 4.4, an amendment that the General Partner determines in its sole discretion to be necessary or appropriate in connection with the authorization for issuance of any class or series of Partnership Units pursuant to Section 4.4;

                  (g) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

                  (h) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 16.3; or

                  (i) any other amendments substantially similar to the foregoing.

         15.2 Amendment Procedures. Except as provided in Sections 15.1 and 15.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed solely by the General Partner. Each such proposal shall contain the text of the proposed amendment. If an amendment is proposed, the General Partner shall seek the written approval of the holders of the requisite percentage of Outstanding Partnership Units or call a meeting of the Partners to consider and vote on such proposed amendment. A proposed amendment shall be effective upon its approval of the Record Holders of at least a Majority of the Outstanding Partnership Units, unless a greater or different percentage is required under this Agreement, and an amendment that would materially and adversely affect the rights and preferences of any type or class of Partnership Interests in relation to other types or classes of Partnership Interests requires the approval of at least a majority of such class or type of partnership interest (excluding those held by the General Partner and its Affiliates). The General Partner shall notify all Partners upon final adoption of any proposed amendment.

         15.3 Amendment Requirements.

                  (a) Notwithstanding the provisions of Sections 15.1 and 15.2, no provision of this Agreement that establishes a percentage of Outstanding Partnership Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting requirement unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding partnership Units whose aggregate percentage of Outstanding Partnership Units constitutes not less than the required percentage of Outstanding Partnership Units sought to be reduced.

                  (b) Notwithstanding the provisions of Sections 15.1 and 15.2, no amendments to this Agreement may (i) enlarge the obligations of any Limited Partner without such Limited Partner's consent, which may be given or withheld in its sole discretion, (ii) without the consent of the General Partner, which may be given or withheld in its sole discretion, (A) modify the amounts distributable to the General Partner in respect of its general partner interest in the Partnership or modify the amounts reimbursable or otherwise payable to the General Partner or any of its Affiliates by the Partnership, (B) change
Section 14.1(a) or (c), (C) restrict in any way any action by or rights of the General Partner as set forth in this Agreement or (D) change the term of the Partnership or, except as set forth in Section 14.1(c), give any Person the right to dissolve the Partnership.

                  (c) Notwithstanding any other provision of this Agreement, except for amendments pursuant to 15.1, no amendments shall become effective without the approval of the Record Holders of at least a Majority of the Outstanding Partnership Units unless the Partnership obtains an Opinion of Counsel to the effect that (a) such amendment will not cause the Partnership to be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes and (b) such amendment will not affect the limited liability of any Limited Partner.

                  (d) This Section 15.3 shall only be amended with the approval of the Record Holders of not less than a Majority of the Outstanding Partnership Units.

         15.4 Meetings of, or Actions by, the Partners.

                  (a) Meetings of the Partners to vote upon any matters on which the Partners are authorized to take action under this Agreement or as the same may be amended from time to time may be called at any time by the General Partner. The General Partner shall cause a written notice to be given, either in person or by registered mail, to the Partners entitled to vote advising them that a meeting, convenient to the Partners, will be held at a time and place fixed by the General Partner. Such meeting will be held not less than ten (10) days nor more than sixty (60) days after the mailing of the notice of the meeting. Included with the notice of the meeting shall be a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Partners and of any proposed amendments to this Agreement, as the same may from time to time be amended. Meetings of the Partners may be conducted by means of telephone conference or similar communications equipment whereby all persons participating in the meeting can hear and speak to each other. All expenses of the meeting and notification shall be borne by the Partnership.

                  (b) Record Holders of at least a Majority of the Outstanding Partnership Units entitled to vote on any such action shall constitute a quorum for the transaction of that specific action at any meeting. Personal presence of the Partners shall not be required, provided an effective and notarized written consent to or rejection of such proposed action is submitted to a General Partner. Attendance by a Partner and voting in person at any meeting shall revoke any written consents or rejections of such Partner submitted with respect to action proposed to be taken at such meeting.

                  (c) Any matter on which the Partners are authorized to take action under this Agreement or under law may be taken by the Partners without a meeting and shall be as valid and effective as action taken by the Partners at a meeting assembled, if written consents to such action by the Partners are (i) signed by the Partners entitled to vote upon such action at a meeting who hold at least the minimum percentage of Outstanding Partnership Units required to authorize such action, and (ii) are delivered to the General Partner. In the event that there shall be no General Partner, the Limited Partners may take action without a meeting by the written consent of Limited Partners having at least a majority of all of the Limited Partner Interests entitled to vote thereon.


                                   ARTICLE XVI

                                     MERGER

         16.1 Authority. The Partnership may merge or consolidate with one or more corporations, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including, without limitation, a general partnership or limited partnership, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger Agreement") in accordance with this Article.

         16.2 Procedure for Merger or Consolidation. Merger or consolidation of the Partnership pursuant to this Article requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its sole discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

                  (a) the names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

                  (b) the name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (hereafter designated as the "Surviving Business Entity");

                  (c) the terms and conditions of the proposed merger or consolidation;

                  (d) the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partnership interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partnership interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partnership interest are to receive in exchange for, or upon conversion of their securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partnership interests, rights, securities or obligations of the Surviving Business Entity or any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

                  (e) a statement of any amendments or other changes in the constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document), or the adoption of new constituent documents, in either case as contemplated in Section 17-211(g) of the Delaware Act, of the Surviving Business Entity to be effected by such merger or consolidation;

                  (f) the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 16.4 or a later date specified in or determinable in accordance with the Merger Agreement; provided that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, it shall be fixed no later than the time of the filing of the certificate of merger and stated therein; and

                  (g) such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

         16.3 Approval of Merger or Consolidation by the Partners.

                  (a) The General Partner of the Partnership, upon its approval of the Merger Agreement, shall direct that a copy of the Merger Agreement be submitted to a vote of the Partners whether at a meeting or by written consent, in either case in accordance with the requirements of Article XV.

                  (b) The Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of at least a majority of the Outstanding Partnership Units, unless the Merger Agreement contains any provision as to which, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding Partnership Units or of any class of Partnership Units (voting separately as a class), in which case the vote or consent of such greater percentage or of such class of Partnership Units shall be required for approval of the Merger Agreement.

                  (c) After such approval by vote or consent of the Partners, and at any time prior to the filing of the certificate of merger pursuant to
Section 16.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

         16.4 Certificate of Merger. Upon the required approval by the General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

         16.5 Effect of Merger.

                  (a) Upon the effective date of the certificate of merger:

                           (i) all of the rights, privileges and powers of each
of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and, after the merger or consolidation, shall be the property of the Surviving Business Entity to the extent they were part of each constituent business entity;

                           (ii) the title to any real property vested by deed or
otherwise in any of those constituent business entities shall not revert and shall not be in any way impaired because of the merger or consolidation;

                           (iii) all rights of creditors and all liens on or
security interest in property of any of those constituent business entities shall be preserved unimpaired; and

                           (iv) all debts, liabilities and duties of those
constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

                  (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another having occurred.


                                  ARTICLE XVII

                               GENERAL PROVISIONS

         17.1 Addresses and Notices. Any notice, demand, request or report required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made if received by it at the principal office of the Partnership designated pursuant to Section 1.3 hereof.

         17.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         17.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice-versa.

         17.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         17.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         17.6 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         17.7 Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         17.8 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

         17.9 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, independently of the signature of any other party.

         17.10 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         17.11 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 31st day of December, 2001.

                         GENERAL PARTNER:

                         FELCOR LODGING TRUST INCORPORATED, a Maryland corporation formerly known as FelCor Suite Hotels, Inc.



                         By:  /s/ Lawrence D. Robinson
                            ----------------------------------------------------
                              Lawrence D. Robinson, Executive Vice President


                         LIMITED PARTNERS (for all the Limited Partners now and hereafter admitted as limited partners of the Partnership, pursuant to the powers of attorney in favor of the General Partner contained in Section 1.4 of the Partnership Agreement):


                         By: FELCOR LODGING TRUST INCORPORATED, a Maryland corporation, formerly known as FelCor Suite Hotels, Inc., acting as General Partner and as duly authorized attorney-in-fact



                              By:   /s/ Lawrence D. Robinson
                                 -----------------------------------------------
                                    Lawrence D. Robinson,
                                    Executive Vice President

                                    EXHIBIT A

                             INTENTIONALLY OMITTED.

                                    EXHIBIT B

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT


         In accordance with Section 7.5 of the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership (the "Agreement"), the undersigned hereby irrevocably (i) presents for redemption ______ Partnership Units in FelCor Lodging Limited Partnership in accordance with the terms of the Agreement and the Redemption Right referred to in Section
7.5 thereof, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. Notwithstanding the foregoing, the undersigned acknowledges that there are certain limitations set forth in Section 7.5(c) of the Agreement relating to the Company's obligation to redeem Partnership Units.

Dated:
       ----------------------------

Name of Limited Partner:
                                      ------------------------------------------


                                      ------------------------------------------
                                      (Signature of Limited Partner)

                                      ------------------------------------------
                                      (Mailing Address)

                                      ------------------------------------------
                                      (City)             (State)      (Zip Code)

                                      Signature Guaranteed by:

                                      ------------------------------------------



If REIT Shares are to be issued,
issue to:
                                      ------------------------------------------

Please insert social security or
identifying number:
                                      ------------------------------------------

Name:
                                      ------------------------------------------

                       FELCOR LODGING LIMITED PARTNERSHIP

                              ---------------------

                  ADDENDUM NO. 1 TO SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                              ---------------------

                                 DESIGNATION OF
                                  CLASS B UNITS


         The General Partner of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Partnership"), pursuant to the authority expressly granted to the General Partner by the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, as amended (the "Agreement"), and in particular Sections 1.4 and 4.6 thereof, has approved this Addendum No. 1 to the Agreement (the "Addendum"), which Addendum is a part of the Agreement for all purposes, to create and provide for the issue of a class of Partnership Units and to fix the designations, preferences and relative, participating, optional or other special rights, powers and duties thereof as follows (initially capitalized terms used without definition herein having the meanings set forth therefor in the Agreement):

         1. Designation of Class. A class of Partnership Units is hereby designated the "Class B Units" of the Partnership. The Class B Units shall have the preferences and relative, participating, optional or other special rights, powers and duties that are set forth in this Addendum and, to the extent permitted by this Addendum, established by the General Partner and set forth in any amendments to the Agreement or any amendments or annexes to this Addendum.

         2. Designation of Series of Class B Units. The General Partner shall have authority to establish series of unissued Class B Units by fixing the preferences, rights, powers and duties of the Class B Units of any series so established in accordance with and to the extent permitted by the provisions of
Section 4.6 of the Agreement, except that the General Partner may not decrease the number of Class B Units within a series to not less than the number of Class B Units within such series that are issued and may not increase or decrease the number of Class B Units within a series if prohibited by the annex to this Addendum providing for such series. Any such series shall be (i) established by the General Partner through an annex to this Addendum, for which no vote or consent of any Limited Partners shall be required, which annex shall set forth in detail the rights, preferences, powers and duties of that series, and (ii) subject to the terms and provisions of this Addendum.

         3. Preferences, Rights, Powers and Duties. The Class B Units will have all of the same preferences, rights, powers and duties as the Partnership Units that are currently issued and outstanding, and in addition thereto, will have the preferences, rights, powers and duties set forth in this Addendum and any annex thereto.

         4. Certain Definitions. For purposes of this Addendum only, the following terms have the indicated meanings:

                  (a) "Class B Unitholder" shall mean any Person who owns, at the time of determination of whether such party is a "Class B Unitholder," a Class B Unit according to the Partnership's Unitholder records.

                  (b) The term "Commission" shall mean the Securities and Exchange Commission and any successor agency.

                  (c) The term "Holder" or "Holders" shall mean any Person who shall hereafter acquire any Qualified Registrable Securities and who holds, at the time of determination of whether such party is a "Holder", Qualified Registrable Securities of record.

                  (d) The term "Independent Director" shall mean a director of the General Partner who is not an officer or employee of the General Partner, any Affiliate of an officer or employee or an Affiliate of (a) any advisor to the General Partner under an advisory agreement, (b) any lessee of any property of the General Partner, (c) any subsidiary of the General Partner, or (d) any partnership which is an Affiliate of the General Partner.

                  (e) The term "NASDAQ" shall mean The Nasdaq Stock Market (formerly known as the National Market System), or any stock exchange on which the General Partner's REIT Shares may be subsequently listed for trading in substitution for The Nasdaq Stock Market.

                  (f) The term "Qualified Registrable Securities" shall mean the REIT Shares that the General Partner or the Partnership may elect in their discretion to issue in redemption of Class B Units offered for redemption by a Redeeming Partner (who is then a Class B Unitholder) under Section 7.5(a) of the Agreement. As to any particular Qualified Registrable Securities, once issued, such REIT Shares shall cease to be Qualified Registrable Securities when (a) a registration statement with respect to such REIT Shares shall have become effective under the Securities Act and such REIT Shares shall have been disposed of in accordance with such registration statement, (b) such REIT Shares shall have ceased to be outstanding, (c) such REIT Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act or
(d) at the time of determination of whether such REIT Shares are Qualified Registrable Securities, such REIT Shares may be sold under Rule 144(K) or otherwise by their owner or holder publicly without registration under the Securities Act.

                  (g) The term "Qualified Registration" shall mean a registration statement of the General Partner under the Securities Act on a form which permits the sale of Qualified Registrable Securities (other than a registration statement (a) on Form S-4 or S-8 or any successor or similar form then in effect, (b) relating to warrants, options or shares of capital stock granted or to be granted or sold primarily to employees, directors or officers of the General Partner, (c) filed in connection with a transaction described in Rule 145 under the Securities Act or any successor rule, (d) relating to employee benefit plans or interests therein, or (e) relating primarily to preferred stock or other securities issued in connection with any financing by the General Partner which is principally debt or preferred stock financing).

                  (h) The term "REIT Share" shall mean a share of the class of voting common stock of the General Partner.

                  (i) The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (j) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         5. Registrations.

                  5.1 Registration for Resale of REIT Shares. If the General Partner or the Partnership redeems any Class B Units through the issuance of REIT Shares to a Redeeming Partner who is a Class B Unitholder, either (i) the General Partner shall file with the Commission and cause to become effective a shelf registration statement under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, covering the reoffering and resale of such REIT Shares ("Shelf Registration"), or (ii) the General Partner shall provide to the Redeeming Partner an opinion of counsel satisfactory to the General Partner and the Redeeming Partner to the effect that such REIT Shares may be resold by the Redeeming Partner publicly without registration under the Securities Act. The General Partner may include in such Shelf Registration other securities of the General Partner to be resold by holders other than the Holders. The General Partner shall use reasonable efforts to cause the Shelf Registration to remain continuously effective until the date when all Qualified Registrable Securities registered thereunder cease to qualify as Qualified Registrable Securities. The General Partner shall amend or supplement the Shelf Registration, if and as required, to identify each Holder after its acquisition of Qualified Registrable Securities.

                  5.2 Piggyback Registration. Whenever the General Partner proposes to register any of its REIT Shares in a Qualified Registration, whether or not for sale for its own account, the General Partner will give prompt written notice ("Piggyback Notice") to the Holders of Qualified Registrable Securities of its intention to effect such a registration. Upon written request of any Holder of Qualified Registrable Securities made within 20 days after delivery of any Piggyback Notice (which request shall specify the Qualified Registrable Securities requested to be included in such Qualified Registration by such Holder), the General Partner will, subject to Sections 5.3 and 5.4 below, use its reasonable efforts to include in such Qualified Registration all Qualified Registrable Securities the Holders of which shall have so requested the inclusion thereof in such Qualified Registration, to permit the disposition by such Holders of such

Qualified Registrable Securities; provided, however, that (i) if, at any time after giving written notice of its intention to register any such REIT Shares (other than Qualified Registrable Securities requested to be included therein pursuant to this Section 5.2) in such Qualified Registration and prior to the effective date of the registration statement filed in connection with such Qualified Registration, the General Partner shall determine for any reason not to register such REIT Shares, the General Partner may, at its election, give written notice of such determination to all Holders of Qualified Registrable Securities requesting the inclusion of Qualified Registrable Securities therein and, thereupon, shall be relieved of its obligation to register any Qualified Registrable Securities in connection with such registration, without prejudice, however, to the future rights of Holders under this Section 5.2, (ii) in case of a determination by the General Partner to delay such registration of the REIT Shares (other than Qualified Registrable Securities requested to be included therein pursuant to this Section 5.2), the General Partner shall be permitted to delay the registration of such Qualified Registrable Securities for the same period as the delay in registering such other REIT Shares, and (iii) the General Partner shall not be required to effect any registration pursuant to this
Section 5.2 unless it shall have received reasonable assurances that the seller or sellers of any such Qualified Registrable Securities covered thereby will pay any expenses required to be paid by such sellers as provided in Section 7. The registrations requested pursuant to this Section 5.2 are referred to herein as the "Piggyback Registrations."

                  5.3 Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration and the managing underwriter(s) for the offering advises the General Partner in writing that in its opinion the number of shares of Qualified Registrable Securities requested or proposed to be included in such registration exceeds the number which can be sold in such offering without materially affecting the offering price of the securities proposed to be included therein, the General Partner will include in such registration (i) first, to the extent such securities of the General Partner may be included in such Qualified Registration without materially affecting the offering price thereof, in the opinion of such managing underwriter(s), (a) if such registration is initiated by the General Partner proposing to register any of its REIT Shares, such REIT Shares proposed to be sold by the General Partner, and (b) the securities of holders of securities of the General Partner (other than the Holders of Qualified Registrable Securities, as such, with respect to such Qualified Registrable Securities) who otherwise have preferential registration rights to include such securities in such Piggyback Registration in preference to the Holders which such holders have duly requested to be included in such Piggyback Registration, in each case in accordance with the agreement(s) with respect to such registration rights between the General Partner and such holders; and (ii) second, to the extent such Qualified Registrable Securities may be included in such Qualified Registration without materially affecting the offering price of the securities referred to in clause (i), in the opinion of such managing underwriter(s), the Qualified Registrable Securities requested by the Holders to be included in such Piggyback Registration pursuant to Section
5.2 and any other securities of the General Partner held by persons other than the Holders having rights to participate in such Piggyback Registration which are non-preferential to the Holders, pro rata among all such holders on the basis of the total number of shares of securities of the General Partner, including Qualified Registrable Securities, requested by each such holder to be included therein.

                  5.4 Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the General Partner will have the sole right to select the managing underwriter(s) thereof.

         6. Registration Procedures. If and whenever the General Partner is required by the provisions of this Addendum to use its reasonable efforts to effect the registration of any Qualified Registrable Securities as provided hereby:

                  6.1 The General Partner shall, as expeditiously as reasonably practicable:

                           (a) Prepare and file with the Commission under the
Securities Act a registration statement with respect to such Qualified Registrable Securities, which registration statement will state that the Qualified Registrable Securities are covered thereby, and use its reasonable efforts to cause such registration statement to become effective and to remain effective as provided herein; provided, however, that the General Partner may discontinue any registration of securities that is being effected pursuant to
Section 5.2 at any time prior to the effective date of the registration statement relating thereto.

                           (b) Prepare and file with the Commission such
amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to (a) keep the registration statement effective (1) as to a Piggyback Registration until the earlier of 90 days after the effectiveness thereof or the completion of the distribution under such registration statement, or (2) as to the Shelf Registration until the date on which all Qualified Registrable Securities registered thereunder cease to qualify as Qualified Registrable Securities, and (b) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Qualified Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

                           (c) Furnish to each seller of such Qualified
Registrable Securities and each underwriter, if any, of the Qualified Registrable Securities being sold by such seller such number of copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and of each amendment and supplement thereto as such seller and underwriter may reasonably request in order to facilitate the public disposition of the Qualified Registrable Securities owned by such seller and included in such registration statement.

                           (d) Use its reasonable efforts to (a) register or
qualify such Qualified Registrable Securities under such securities or blue sky laws of such jurisdictions as any seller of Qualified Registrable Securities or any managing underwriter reasonably requests, (b) keep such registration and qualification in effect for so long as such registration statement is in effect, and (c) do any and all other acts and things which may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of the relevant Qualified Registrable Securities (provided that the General Partner will not for any such purpose be required to (1) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection; (2) subject itself to taxation in any such jurisdiction; (3) consent to general service of process in any such jurisdiction; or (4) register or qualify Qualified Registrable Securities or take any other action under the state securities or "Blue Sky" laws of any jurisdiction if, in the judgment of the Board of Directors of the General Partner, the consequences of such registration, qualification or other action would be unduly burdensome to the General Partner).

                           (e) At any time when a prospectus relating thereto is
required to be delivered under the Securities Act, notify each seller of Qualified Registrable Securities covered by a registration statement when it becomes aware of the happening of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and, at the request of any such seller, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to such seller and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of such Qualified Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein in light of the circumstances then existing not misleading.

                           (f) Comply with all applicable rules and regulations
of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve consecutive months beginning with the first day of the General Partner's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                           (g) Use its reasonable efforts to cause all such
Qualified Registrable Securities covered by such registration statement to be listed on NASDAQ or on any securities exchange on which similar securities issued by the General Partner are then listed, if the listing of such Qualified Registrable Securities is then permitted under the rules governing NASDAQ or such exchange.

                           (h) Enter into customary agreements relating to the
registration (including an under writing agreement in customary form).

                           (i) Subject to the execution of confidentiality
agreements in a form satisfactory to the General Partner, make reasonably available for inspection by any seller of such Qualified Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, the Representative Counsel (as hereinafter defined), and any legal counsel, accountant or other agent retained by any such Representative Counsel or underwriter, all financial and other records, pertinent corporate documents and properties of the General Partner, and cause the General Partner's officers, directors employees, counsel and independent public accountants to supply all information reasonably requested by, and to respond to inquiries from, any such seller, underwriter, Representative

Counsel, legal counsel, attorney, accountant or agent in connection with such registration statement, in each case, to the extent such information is reasonably necessary to satisfy any of its obligations under applicable law.

                           (j) Use reasonable efforts to obtain an appropriate
opinion from counsel for the General Partner and a "cold comfort" letter from the General Partner's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations; provided, however, that failure to provide such opinion or letter, or the provision of any such opinion or letter in a form not satisfactory to any seller whose Qualified Registrable Securities are covered by such registration statement, notwithstanding the General Partner's reasonable efforts, shall not give rise to any action, at law or in equity, for damages or injunctive or other relief, but rather shall only entitle such seller to withdraw his Qualified Registrable Securities from such registration statement, pursuant to Section 6.4 below.

                           (k) Provide (a) the Holders of such Qualified
Registrable Securities to be included in a registration statement hereunder, (b) the underwriters (which term, for purposes of this Addendum, shall include any person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the securities being sold, (c) counsel of such underwriters, and (d) Representative Counsel (as defined in Section 6.3) the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto.

                           (l) Promptly notify the selling Holders of Qualified
Registrable Securities to be included in a registration statement hereunder and the managing underwriters, if any, of the securities being sold and (if requested by any such person) confirm such advice in writing, (a) when such registration statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (b) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, or (c) of the receipt by the General Partner of any notification with respect to the suspension of the qualification of the Qualified Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                           (m) Use its reasonable efforts to obtain the
withdrawal of any order suspending the effectiveness of a registration statement hereunder or any post-effective amendment thereto at the earliest practicable date.

                           (n) Notify in writing each Holder of Qualified
Registrable Securities of any proposal by the General Partner to amend or waive any provision of this Addendum pursuant to Sections 12.1 and 12.2 hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be.

                  6.2 Certain Agreements by Holders. Each Holder of Qualified Registrable Securities selling securities in a registration hereunder agrees that upon receipt of any notice from the General Partner of the happening of any event of the kind described in Section 6.1(v), such seller will forthwith discontinue such seller's disposition of Qualified Registrable Securities pursuant to the registration statement covering such seller's Qualified Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(v) and, if so directed by the General Partner, will deliver to the General Partner (at the General Partner's expense) all copies, other than permanent file copies, then in such seller's possession of the prospectus covering such Qualified Registrable Securities that was in effect at the time of receipt of such notice. In the event the General Partner shall give any such notice, the period mentioned in
Section 6.1(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Qualified Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6.1(v).

                  6.3 Representative Counsel. In connection with the preparation and review of any registration statement or prospectus or any amendments or supplements thereto, the sellers (other than the General Partner) of the securities of the General Partner included in such registration will choose counsel ("Representative Counsel") who shall participate in the registration process on behalf of all of such sellers of securities of the General Partner, coordinate requests by such sellers for information from the General Partner, and act as liaison between such sellers or their individual counsel, accountants and agents and the General Partner. The General Partner shall establish reasonable procedures with respect to the selection of the Representative Counsel.

                  6.4 Withdrawal. If any Holder disapproves of the terms of any offering, such Holder's sole remedy shall be, at its sole discretion, to withdraw the Holder's Qualified Registrable Securities and other securities of the General Partner therefrom by written notice to the General Partner and the underwriter (if any); and the Holder's Qualified Registrable Securities and other securities of the General Partner so withdrawn from the offering will also be withdrawn from registration. If the Holders participating therein withdraw all Qualified Registrable Securities from the offering, the General Partner may withdraw the registration.

                  6.5 Information. The General Partner may require each seller of Qualified Registrable Securities or securities of the General Partner as to which any registration is being effected to furnish the General Partner such information regarding such seller and the distribution of such securities as the General Partner may from time to time reasonably request in writing for purposes of preparation of the registration statement, to the extent that such information is required in order to comply with applicable legal requirements. If any such registration statement refers to any Holder by name or otherwise as the Holder of any securities of the General Partner, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the General Partner's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the General Partner, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the General Partner, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of such reference to such Holder.

         7. Registration Expenses.

                  7.1 Responsibility for Payment. Whether or not any registration pursuant to this Addendum shall become effective, all expenses incident to the General Partner's performance of or compliance with this Addendum, including without limitation all registration and filing fees, National Association of Securities Dealers' fees, fees and expenses of compliance with state securities or blue sky laws, printing and engraving expenses and fees and disbursements of counsel for the General Partner and the independent certified public accountants for the General Partner, underwriters (excluding discounts, commissions and transfer taxes and amounts to be borne by such underwriters) and other persons retained by the General Partner (all such expenses being herein called "Registration Expenses"), will be borne by the General Partner; provided, however, that each seller of Qualified Registrable Securities or other securities of the General Partner shall pay any underwriting discounts and selling commissions and transfer taxes applicable to Qualified Registrable Securities or other securities of the General Partner sold by such seller as aforesaid.

         8. Indemnification.

                  8.1 Indemnification by the General Partner. The General Partner will, and hereby does indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, each Holder which is a seller of Qualified Registrable Securities covered by such registration statement, its officers, directors, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof) and each other person, partnership, trust, corporation, joint venture, unincorporated organization or government or any department or agency thereof (each, a "Person") if any, who controls such Holder within the meaning of the Securities Act (collectively, the "Holder Indemnitees") against all losses, claims, damages, liabilities and expenses, joint or several, (including reasonable fees of counsel and any amounts paid in settlement effected with the General Partner's consent, which consent shall not be unreasonably withheld) to which any such Holder Indemnitee may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Qualified Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the General Partner shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or (iii) any violation by the General Partner of any federal, state or common law rule or regulation applicable to the General Partner and relating to action of or inaction by the General Partner in connection with any such registration; and in each such case the General Partner will reimburse each such Holder Indemnitee for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, that the General Partner shall not be liable to any such Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the General Partner by or on behalf of any such Holder Indemnitee relating to such Holder Indemnitee for use in the preparation thereof; and provided further that the General Partner shall not be liable to any such Holder Indemnitee with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnitee results from the fact that such Holder Indemnitee sold Qualified Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the General Partner has previously furnished copies thereof to such Holder Indemnitee in compliance with Section 6 of this Addendum and the loss, claim, damage, liability or expense of such Holder Indemnitee results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnitee and shall survive the transfer of such securities by such Holder.

                  8.2 Indemnification by Holders. Each Holder participating in any registration statement hereunder will and hereby does indemnify and hold harmless, to the fullest extent permitted by law, the General Partner, its directors, officers, employees and agents and each Person who controls the General Partner (within the meaning of the Securities Act) (collectively, the "General Partner Indemnitees") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with such Holder's consent, which consent shall not be unreasonably withheld) to which any General Partner Indemnitee may become subject under the Securities Act, at common law or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by
(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Holder's Qualified Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the General Partner shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading to the extent, but only to the extent, in the cases described in clauses (i) and (ii), that such untrue statement or omission is contained in any information furnished in writing by such Holder relating to such Holder for use in the preparation thereof and if the General Partner does not know, at the time such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading, (iii) any violation by such Holder of any federal, state or common law, rule or regulation applicable to such Holder and relating to action of or inaction by such Holder in connection with any such registration, and (iv) with respect to any preliminary prospectus, the fact that such Holder sold Qualified Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if (a) the General Partner has previously furnished copies thereof to such Holder in compliance with Section 6 of this Addendum and (b) the loss, claim, damage, liability or expense of such Holder Indemnitee results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the General Partner (except as provided above) or any of the prospective sellers or any of their respective directors, officers, employees, agents, general or limited partners or controlling Persons and shall survive the transfer of such securities by such Holder.

                  8.3 Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under subsection 8.1 or 8.2 above of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such claim or action referred to under subsections 8.1 or 8.2 shall be brought against any indemnified party and it shall notify the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this
Section 8 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party which consent shall not be unreasonably withheld. No indemnifying party will consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party, unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 8.

                  8.4 Additional Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 8 (with appropriate modifications) shall be given by the General Partner and each seller of Qualified Registrable Securities with respect to any required registration or other qualification of securities under any state securities or blue sky laws.

                  8.5 Contribution. If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections 8.1 or 8.2 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to in subsections 8.1 or 8.2 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, any action or inaction by any such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection
8.5 shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection 8.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection 8.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection 8.5 of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection 8.5, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection 8.3 has not been given with respect to such action); but the failure to so to notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this subsection
8.5 except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this subsection 8.5 to the contrary, no indemnifying party (other than the General Partner) shall be required pursuant to this subsection

8.5 to contribute any amount which exceeds the amount by which the dollar amount of the proceeds received by such indemnifying party from the sale of Qualified Registrable Securities and other securities of the General Partner (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses which such indemnifying party has otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 8.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

                  If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in subsections 8.1 and 8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this subsection 8.5. The provisions of this subsection 8.5 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of securities by any such party.

                  8.6 Indemnification and Contribution of Underwriters. In connection with any underwritten offering contemplated by this Addendum which includes Qualified Registrable Securities, the General Partner, and all sellers of Qualified Registrable Securities included in any registration statement will agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 8) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         9. Participation in Underwritten Registrations. In the case of a registration hereunder, if the General Partner has determined to enter into an underwriting agreement in connection therewith, all shares of Qualified Registrable Securities or securities of the General Partner to be included in such registration shall be subject to such underwriting agreement which shall be in customary form and contain such terms as are customarily contained in such agreements, and no person may participate in any such registration unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         10. Rights to Withdraw From Registration. If, as a result of the proration provisions of Section 5.2, any Holder shall not be entitled to include all Qualified Registrable Securities in a registration that such Holder has requested to be included, after the delivery to such Holder of notice thereof from the General Partner, such Holder may elect to withdraw his request to include Qualified Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Qualified Registrable Securities in the registration as to which such Withdrawal Election was made.

         11. Limitations on Sale or Distribution of Other Securities. If requested in writing by (A) the General Partner or (B) the managing underwriter, if any, of any underwritten registration contemplated by Section 5.2 hereof (a "Subsequent Registration"), each Holder hereby agrees not to effect any public offering, sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Qualified Registrable Security, REIT Shares, or other securities of the General Partner (other than as part of such underwritten public offering) within 45 days after the effective date of the Subsequent Registration, if such Holder was given the opportunity to include in the Subsequent Registration such Qualified Registrable Securities, REIT Shares, or any other securities of the General Partner. The General Partner may, at its sole discretion, waive, as to any one or more Holders, the restrictions contained in this Section 11 as they apply to a Subsequent Registration.

         12. Miscellaneous.

                  12.1 Waivers. Except as otherwise provided herein, the General Partner may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the General Partner has obtained the written consent of Holders of a majority of the outstanding REIT Shares.

                  12.2 Amendments. Except as otherwise provided herein or in any annexes hereto, this Addendum may be amended only with the written consent of the General Partner, the Class B Unitholders holding at least two-thirds of the outstanding Class B Units and the Holders of a majority of the outstanding Qualified Registrable Securities.

                  12.3 Successors and Assigns. This Addendum shall be binding upon and inure to the benefit of and be enforceable by the respective permitted (as provided in Section 12.4) successors and assigns of the parties hereto, whether so expressed or not. Each of the Class B Holders, the Holders and the General Partner shall be entitled to enforce the respective obligations and receive the respective benefits of this Addendum notwithstanding that any Holder no longer is a Partner in the Partnership or a Class B Unitholder.

                  12.4 Subsequent Holders.

                           (a) The rights of a Holder shall continue with
respect to Qualified Registrable Securities of a Holder upon transfer of such securities by a Holder. The term "Holder" shall include any transferee of Qualified Registrable Securities, and the term "Qualified Registrable Securities" shall include the Qualified Registrable Securities transferred to such transferee but only so long as they continue to qualify as Qualified Registrable Securities.

                           (b) Notwithstanding the foregoing, no rights
hereunder shall inure to the benefit of, or be exercisable by, any transferee acquiring Qualified Registrable Securities in a public sale or public distribution.

                  12.5 Severability. Whenever possible, each provision of this Addendum will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Addendum is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Addendum.

                  12.6 Descriptive Headings. The descriptive headings of this Addendum are inserted for convenience only and shall not limit or otherwise affect the meaning hereof.

                  12.7 Changes in Outstanding Securities. The provisions of this Addendum regarding REIT Shares and Qualified Registrable Securities shall apply to securities of the General Partner or any successor or assign of the General Partner (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, or by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, the definitions of REIT Shares and Qualified Registrable Securities shall be appropriately modified by the Board of Directors of the General Partner.

                  12.8 Exchange Act Reports. The General Partner covenants that it will timely file the reports required to be filed by it under the Exchange Act (including but not limited to the reports under Section 13 of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and will take such further action as any Holder of Qualified Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Qualified Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Upon the request of any Holder of Qualified Registrable Securities, the General Partner will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 12.8.

                  12.9 Reissuance of Class B Units. Unless otherwise specifically stated in the designation of any series, Class B Units which have been redeemed or purchased by the Partnership may be canceled by the General Partner or may have the status of authorized and unissued Class B Units and may be reissued as Class B Units, or may be reissued as a part of the series for which they were originally a part or may be reclassified and reissued as part of a new series of Class B Units to be established by the General Partner or as part of any other series of Class B Units.

                       FELCOR LODGING LIMITED PARTNERSHIP

                              ---------------------


                                   ANNEX NO. 1
                       TO ADDENDUM NO. 1 TO SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                              ---------------------



                             [Intentionally Deleted]

                       FELCOR LODGING LIMITED PARTNERSHIP

                              ---------------------

                                 ANNEX NO. 2 TO
                  ADDENDUM NO. 1 TO SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                              ---------------------

                                 DESIGNATION OF
                            CLASS B UNITS, SERIES II


         The General Partner of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Partnership"), pursuant to the authority expressly granted to the General Partner by the Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, as amended (the "Agreement"), and Addendum No. 1 to the Agreement (the "Addendum"), and in particular Sections
1.4 and 4.6 of the Agreement and Section 2 of the Addendum, has approved this Annex No. 2 to the Addendum (the "Annex"), which Annex is a part of the Addendum for all purposes, to create and provide for the issue of a series of Class B Units and to fix the designations, preferences and relative, participating, optional or other special rights, powers and duties thereof as follows (initially capitalized terms used without definition herein having the meanings set forth therefor in the Agreement and the Addendum):

         1. Designation of Series. A series of Class B Units is hereby designated the "Class B Units, Series II" of the Partnership. The Class B Units, Series II shall have the preferences and relative, participating, optional or other special rights, powers and duties that are set forth in this Annex and the Addendum and, to the extent permitted by this Annex and the Addendum, established by the General Partner and set forth in any amendments to this Annex or the Addendum.

         2. Authorized Number of Class B Units, Series II. 350,000

         3. Preferences, Rights, Powers and Duties. The Class B Units, Series II will have all of the same preferences, rights, powers and duties as the other Class B Units and, in addition thereto, will have the preferences, rights, powers and duties set forth in this Annex. Other Class B Units that are not part of this Series II shall not be entitled or subject to the preferences, rights, powers and duties set forth in this Annex.

         4. Shelf Registration. Notwithstanding the provisions of Section 5.1 of the Addendum, the General Partner does not intend to effect the Shelf Registration until after May 30, 1996. Consequently, if the Class B Unitholder elects to obtain a redemption of any Class B Units, Series II prior to the effectiveness of such Shelf Registration, the condition specified in the first sentence of Section 5.1 does not apply and unregistered REIT Shares may be issued in redemption of the Class B Units, Series II by the General Partner or the Partnership. However, the General Partner covenants to effect the Shelf Registration of such REIT Shares no later than July 1, 1996. The General Partner shall only be obligated to maintain the effectiveness of the Shelf Registration for a period of 30 months after July 1, 1996. Notwithstanding the foregoing, if for any reason the effectiveness of the Shelf Registration is suspended or it ceases to be available for resales by any Holder of the Holder's Qualified Registrable Securities thereunder, the 30-month registration period shall be extended by the aggregate number of days of such suspension or nonavailability.

         5. Qualified Registrable Securities. For the purpose of this Annex only, the definition of the term "Qualified Registrable Securities" in the Addendum shall be deemed amended by replacing the words "Class B Units" with "Class B Units, Series II."

         6. Commencement of Redemption Rights. The redemption rights arising under Section 7.5(a) of the Agreement with respect to a Class B Unitholder's Class B Units, Series II shall not be exercisable prior to July 1, 1996. A Class B Unitholder may elect to require the Partnership to redeem his Class B Units, Series II after that date.

         7. Amendments. This Annex may be amended only with the written consent of the General Partner and each Class B Unitholder that owns any Class B Units, Series II.

                       FELCOR LODGING LIMITED PARTNERSHIP

                              ---------------------

                  ADDENDUM NO. 2 TO SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                              ---------------------

                                 DESIGNATION OF
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED UNITS


         The General Partner of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Partnership"), pursuant to the authority expressly granted to the General Partner by the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, as amended (the "Agreement"), and in particular Sections 1.4 and 4.6 thereof, has approved this Addendum No. 2 to the Agreement (the "Addendum"), which Addendum is a part of the Agreement for all purposes, to create and provide for the issue of a class of Partnership Units and to fix the designations, preferences and relative, participating, optional or other special rights, powers and duties thereof as follows:

         1. Designation of Class. A class of units of the Partnership is hereby authorized and designated as the "Series A Cumulative Convertible Preferred Units" (the "Series A Preferred Units"). The Series A Preferred Units shall have the preferences and relative, participating, optional or other special rights, powers and duties that are set forth in this Addendum and to the extent permitted by this Addendum, established by the General Partner and set forth in any amendments to the Agreement or any amendments or annexes to this Addendum.

         2. Authorized Number of Series A Preferred Units. The authorized number of Series A Preferred Units shall be 6,900,000.

         3. Preferences, Rights, Powers and Duties.

                  3.1 Definitions. For purposes of the Series A Preferred Units, the following terms shall have the meanings indicated:

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Addendum" shall have the meaning set forth in the preamble hereof.

                  "Agreement" shall have the meaning set forth in the preamble hereof.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally-chartered banking institutions in Texas or New York are not required to be open.

                  "Call Date" shall have the meaning set forth in Section
         3.4(b).

                  "Common Unit" shall mean the units of partnership interest of the Partnership not designated as Preferred Units.

                  "Common Stock" shall mean the common stock, $0.01 par value per share, of the General Partner.

                  "Conversion Date" shall have the meaning set forth in Section 3.5(a).

                  "Conversion Price" shall mean the conversion price per Common Unit for which the Series A Preferred Units are convertible, as such Conversion Price may be adjusted pursuant to Section 3.5. The initial Conversion

         Price shall be $32.25 (equivalent to a conversion rate of 0.7752 Common Units for each Series A Preferred Unit).

                  "Current Market Price" of Common Units shall mean the equivalent of the current market price of the Common Stock. The current market price of the Common Stock or any other class of capital stock or other security of the General Partner or any other issuer for any day shall mean the last reported sales price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the General Partner.

                  "Distribution Payment Date" shall mean the last calendar day of January, April, July and October in each year, commencing on July 31, 1996; PROVIDED, HOWEVER, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

                  "Distribution Period" shall mean quarterly distribution periods commencing January 1, March 1, June 1 and September 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on May 6, 1996 and end on and include June 30, 1996).

                  "Fair Market Value" shall mean the average of the daily Current Market Prices of a Common Unit during the five (5) consecutive Trading Days selected by the Partnership commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date," when used with respect to any issuance or distribution, means the first day on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.

                  "General Partner" shall mean FelCor Lodging Trust Incorporated, a Maryland corporation, which is the sole general partner of the Partnership.

                  "Issue Date" shall mean the date on which the Partnership first issues a Series A Preferred Unit.

                  "Junior Units" shall have the meaning set forth in Section 3.6(c).

                  "Parity Units" shall have the meaning set forth in Section 3.6(b).

                  "Partnership" shall have the meaning set forth in the preamble hereof.

                  "Person" shall mean any individual, partnership, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Units" shall mean units of partnership interest of the Partnership designated as having certain preferences to the Common Units with respect to distributions or upon liquidation of the Partnership.

                  "Series A Preferred Stock" shall mean the $1.95 Series A Cumulative Convertible Preferred Stock, $0.01 par value and $25.00 liquidation preference per share, of the General Partner.

                  "Series A Preferred Units" shall have the meaning set forth in
         Section 1.

                  "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Partnership, the allocation of funds to be so paid on any series or class of capital units of the Partnership; PROVIDED, HOWEVER, that if any funds for a class or series of Junior Units or any class or series of Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  "Trading Day" shall mean any day on which the Common Stock is traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading of any national securities exchange, on the National Market System of NASDAQ, or if such securities are not quoted on such National Market System, in the applicable securities market in which the securities are traded.

                  Initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Agreement. Other terms defined herein have the meanings so given them. Whenever the context requires, the gender of all words used in this Addendum shall include the masculine, feminine and neuter form of such words, and the singular form shall include the plural and vice versa.

                  3.2 Distributions.

                  (a) The holders of the Series A Preferred Units shall be entitled to receive, when, as and if declared by the General Partner out of funds legally available for that purpose, distributions payable in cash in an amount per Series A Preferred Unit equal to the greater of $1.95 per annum or the cash distributions declared or paid for the corresponding period (determined on each Distribution Payment Date) on the number of Common Units, or portion thereof, into which each Series A Preferred Unit is convertible (under Section 3.5). Such distributions shall be cumulative from May 6, 1996, whether or not in any Distribution Period or Periods there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after the Issue Date. Each such distribution shall be payable in arrears to the holders of record of the Series A Preferred Units, as they appear on the records of the Partnership at the close of business on such record dates, not more than sixty (60) days preceding such Distribution Payment Dates thereof, as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date, to holders of record on such date, not exceeding forty-five (45) days preceding the payment date thereof, as may be fixed by the General Partner.

                  (b) The amount of distributions payable for each full Distribution Period for the Series A Preferred Units shall be computed by dividing the annual distribution rate by four (4). The amount of distributions payable for any period shorter or longer than a full Distribution Period, on the Series A Preferred Units shall be computed on the basis of twelve (12), thirty (30) day months and a 360-day year. Holders of the Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, property or units, in excess of cumulative distributions, as herein provided, on the Series A Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units that may be in arrears.

                  (c) So long as any of the Series A Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Units for all Distribution Periods terminating on or prior to the Distribution Payment

         Date on such class or series of Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon the Series A Preferred Units and all distributions declared upon any other class or series of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series A Preferred Units and accumulated and unpaid on such Parity Units.

                  (d) So long as any of the Series A Preferred Units are outstanding, no distributions (other than dividends or distributions paid in units of, or options, warrants or rights to subscribe for or purchase units of, Junior Units), shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Units made for purposes of an employee incentive or benefit plan of the Partnership for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership, directly or indirectly (except by conversion into or exchange for Junior Units)), unless in each case (i) the full cumulative distributions on all outstanding Series A Preferred Units and any other Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series A Preferred Units and all past distribution periods with respect to such Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series A Preferred Units and the current Distribution Period with respect to such Parity Units.

                  3.3 Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of the Series A Preferred Units shall be entitled to receive twenty-five Dollars ($25.00) per Series A Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders, but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of the Series A Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other class or series of Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series A Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 3.3, (i) a consolidation or merger of the Partnership with one or more Persons, (ii) a sale or transfer of all or substantially all of the assets of the Partnership, or (iii) a statutory exchange of units shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

                  (b) Subject to the rights of the holders of any series or class or classes of Parity Units, after payment shall have been made in full to the holders of the Series A Preferred Units, as provided in this Section 3.3, any other series or class or classes of Junior Units shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Units shall not be entitled to share therein.

                  3.4 Redemption.

                  (a) The Series A Preferred Units shall be redeemable by the Partnership solely when, as, and if any share of the Series A Preferred Stock is redeemed by the General Partner and in the same proportion as shares of the Series A Preferred Stock are redeemed by the General Partner so that the number of Series A Preferred Units remaining unredeemed shall be the same as, and at all times equal to, the number of shares of Series A Preferred Stock remaining unredeemed. The Series A Preferred Stock is not redeemable by the General Partner prior to April 30, 2001, and, therefore, the Series A Preferred Units shall not be redeemable by the Partnership prior to such date.

                  (b) Upon redemption of the Series A Preferred Units by the Partnership on the date specified in the notice to holders required under subparagraph (d) of this Section 3.4 (the "Call Date"), each Series A Preferred Unit called for redemption shall (i) be converted into a number of Common Units equal to the liquidation preference (excluding any accrued and unpaid distributions) of the Series A Preferred Units being redeemed divided by the Conversion Price as of the opening of business on the Call Date or (ii) be redeemed in cash at a price per unit equal to the aggregate Current Market Price (determined as of the date of the notice of redemption) of the number of Common Units into which the Series A Preferred Units are then convertible divided by the then current Conversion Price, in either case to the same extent and in the same amounts as the shares of Series A Preferred Stock are redeemed by the General Partner.

                  Upon any redemption of the Series A Preferred Units, the Partnership shall pay any accrued and unpaid distributions in arrears for any full Distribution Period ending on or prior to the Call Date. If the Call Date falls after a distribution payment record date and prior to the corresponding Distribution Payment Date, then each holder of Series A Preferred Units at the close of business on such distribution payment record date shall be entitled to the distribution payable on such units on the corresponding Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series A Preferred Units called for redemption or on the Common Units issued upon such redemption.

                  (c) If full cumulative distributions on the Series A Preferred Units and any other class or series of Parity Units have not been paid or declared and set apart for payment, the Series A Preferred Units may not be redeemed in part and the Partnership may not purchase or acquire Series A Preferred Units, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Preferred Units.

                  (d) If the Partnership shall redeem Series A Preferred Units pursuant to this Section 3.4, notice of such redemption shall be given to the holders of the Series A Preferred Units called for redemption as soon as practicable after notice of redemption of the Series A Preferred Stock is given by the General Partner.

                  From and after the Call Date (unless the Partnership shall fail to make available a number of the Common Units or amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series A Preferred Units so called for redemption shall cease to accrue, (ii) such units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Units shall cease (except the rights to receive the Common Units and cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required to receive any distributions payable thereon).

                  As promptly as practicable after the surrender in accordance with such notice of the certificates for any such units so redeemed (properly endorsed or assigned for transfer, if the Partnership shall so require and if the notice shall so state), such units shall be exchanged for certificates of Common Units and any cash (without interest thereon) for which such units have been redeemed. If fewer than all the outstanding Series A Preferred Units are to be redeemed, units to be redeemed shall be selected by the Partnership from outstanding Series A Preferred Units not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Partnership in its sole discretion to be equitable. If fewer than all the Series A Preferred Units represented by any certificate are redeemed, then new certificates representing the unredeemed units shall be issued without cost to the holder thereof.

                  (e) No fractional units or scrip representing fractions of Common Units shall be issued upon redemption of the Series A Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the redemption of a Series A Preferred Unit, the Partnership shall pay to the holder of such unit an amount in cash (computed to the nearest cent) based upon the Current Market Price of Common Units on the Trading Day immediately preceding the Call Date. If more than one (1) unit shall be surrendered for redemption at one time by the same holder, the number of full Common Units issuable, or cash paid, upon redemption thereof shall be computed on the basis of the aggregate number of Series A Preferred Units so surrendered.

                  3.5 Mandatory Conversion. Series A Preferred Units shall be automatically convertible into Common Units, as follows:

                  (a) When, as and if any share of the Series A Preferred Stock is converted into Common Stock, then (and solely in such event) a Series A Preferred Unit shall automatically be converted into Common Units in the same proportion as shares of the Series A Preferred Stock are converted into shares of Common Stock so that the number of shares of Series A Preferred Stock remaining unconverted (if any) shall be the same as, and at all times equal to, the number of Series A Preferred Units remaining unconverted (if any).

                  The Partnership or the General Partner shall cause a notice of such mandatory conversion to be mailed, postage prepaid, to the holders of the Series A Preferred Units at their respective addresses appearing on the unit transfer records of the Partnership. The notice shall set forth (i) the effective date of the conversion (which shall be the same date upon which the corresponding shares of Series A Preferred Stock are converted into Common Stock) (the "Conversion Date"), (ii) with respect to each holder, the number of Series A Preferred Units to be converted together with the number of Common Units to be issued upon conversion, and (iii) the address of the office of the General Partner where such the Series A Preferred Units called for conversion shall be surrendered. Any notice which is mailed in the manner provided herein shall be conclusively deemed to have been duly given, whether or not the holder of the Series A Preferred Units receives such notice, and failure to duly give such notice by mail, or any defect in such notice, to any holder of the Series A Preferred Units shall not affect the validity of the conversion thereof into Common Units.

                  (b) On or after the Conversion Date, the holder of each Series A Preferred Unit to be converted shall surrender the certificate representing such unit, duly endorsed or assigned to the Partnership or in blank, at the office of the General Partner. Unless the units issuable on conversion are to be issued in the same name as the name in which such Series A Preferred Unit is registered, each unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Partnership, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Partnership demonstrating that such taxes have been paid).

                  Holders of Series A Preferred Units at the close of business on a distribution payment record date shall be entitled to receive the distribution payable on such units on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such distribution payment record date and prior to such Distribution Payment Date. However, Series A Preferred Units called for conversion during the period between the close of business on any distribution payment record date and the opening of business on the corresponding Distribution Payment Date (except units converted after the issuance of notice of redemption with respect to a Call Date during such period, such Series A Preferred Units being entitled to such distribution on the Distribution Payment Date) shall be accompanied by a payment of an amount equal to the distribution payable on such units on such Distribution Payment Date. Each holder of Series A Preferred Units called for conversion on a distribution payment record date shall on such Distribution Payment Date receive the distribution payable by the Partnership on such Series A Preferred Units on such date, and the holder of such units need not include payment of the amount of such distribution upon conversion of the Series A Preferred Units. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series A Preferred Units called for conversion or for distributions on the Common Units issued upon such conversion.

                  As promptly as practicable after the surrender of certificates for Series A Preferred Units as aforesaid, the Partnership shall issue and shall deliver at the office of the General Partner to such holder, or on his or her written order, a certificate or certificates for the number of full Common Units issuable upon the conversion of such units in accordance with provisions of this Section 3.5, and any factional interest in respect of a Common Unit arising upon such conversion shall be settled as provided in paragraph (c) of this Section 3.5. If fewer than all the outstanding Series A Preferred Units are to be converted, units to be converted shall be selected by the Partnership from outstanding Series A Preferred Units not previously called for conversion by lot or pro rata (as nearly as may be) or by any other method determined by the Partnership in its sole discretion to be equitable. If fewer than all the Series A Preferred Units represented by any certificate are converted, then new certificates representing the unconverted units shall be issued without cost to the holder thereof.

                  Each conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date and the Person or Persons in whose name or names any certificate or certificates for Common Units shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the units represented thereby at such time on the Conversion Date and such conversion shall be at the Conversion Price in effect at such time on the Conversion Date unless the unit transfer books of the Partnership shall be closed on that date, in which event such Person or Persons shall be deemed to have become holder or holders of record at the close of business on the next succeeding day on which such unit transfer books are open, but such conversion shall be at the Conversion Price in effect on the Conversion Date.

                  On or after the Conversion Date, (i)(a) all distributions upon the Series A Preferred Units called for conversion shall cease and (b) all rights of the holders of the Series A Preferred Units called for conversion shall cease, except for the right to receive Common Units, and (ii) the Series A Preferred Units called for conversion shall no longer be deemed to be outstanding.

                  (c) No fractional units or scrip representing Common Units shall be issued upon conversion of the Series A Preferred Units. Instead of any fractional interest in a Common Unit that would otherwise be deliverable upon the conversion of a Series A Preferred Unit, the Partnership shall pay to the holder of such unit an amount in cash (computed to the nearest cent) based upon the Current Market Price of Common Units on the Trading Day immediately preceding the Conversion Date. If more than one (1) unit of the same holder shall be called for conversion at one time, the number of full Common Units issuable, or cash paid, upon conversion thereof shall be computed on the basis of the aggregate number of Series A Preferred Units so converted.

                  (d) The Conversion Price shall be adjusted from time to time in the same manner and to the same extent as the conversion price with respect to the Series A Preferred Stock is adjusted from time to time so that the Conversion Price shall be the same as and at all times equal to the conversion price of the Series A Preferred Stock.

                  (e) Prior to the delivery of any securities that the Partnership shall be obligated to deliver upon conversion of the Series A Preferred Units, the Partnership shall endeavor to comply with all federal and state laws and the regulations promulgated thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

                  (f) The Partnership will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Units or other securities or property on conversion of the Series A Preferred Units pursuant hereto; PROVIDED, HOWEVER, that the Partnership shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Units or other securities or property in a name other than that of the holder of the Series A Preferred Units to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Partnership the amount of any such tax or established, to the reasonable satisfaction of the Partnership, that such tax has been paid.

                  3.6 Ranking. Any class or series of units of the Partnership shall be deemed to rank:

                  (a) prior to the Series A Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Units;

                  (b) on a parity with the Series A Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit thereof be different from those of the Series A Preferred Units, if the holders of such class of units or series and the Series A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or liquidation preferences, without preference or priority one over the other ("Parity Units"); and

                  (c) junior to the Series A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if such units or series shall be Common Units or if the holders of the Series A Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such units or series ("Junior Units").

                  3.7 Record Holders. The Partnership may deem and treat the record holder of any Series A Preferred Units as the true and lawful owner thereof for all purposes, and the Partnership shall not be affected by any notice to the contrary.

                       FELCOR LODGING LIMITED PARTNERSHIP

                              ---------------------

                  ADDENDUM NO. 3 TO SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                              ---------------------

                                 DESIGNATION OF
                 SERIES B CUMULATIVE REDEEMABLE PREFERRED UNITS


         The General Partner of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Partnership"), pursuant to the authority expressly granted to the General Partner by the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, as amended (the "Agreement"), and in particular Sections 1.4 and 4.6 thereof, has approved this Addendum No. 3 to the Agreement (the "Addendum"), which Addendum is a part of the Agreement for all purposes, to create and provide for the issue of a class of Partnership Units and to fix the designations, preferences and relative, participating, optional or other special rights, powers and duties thereof as follows:

         1. Designation of Class. A class of units of the Partnership is hereby authorized and designated as the "Series B Cumulative Redeemable Preferred Units" (the "Series B Preferred Units"). The Series B Preferred Units shall have the preferences and relative, participating, optional or other special rights, powers and duties that are set forth in this Addendum and to the extent permitted by this Addendum, established by the General Partner and set forth in any amendments to the Agreement or any amendments or annexes to this Addendum.

         2. Authorized Number of Series B Preferred Units. The authorized number of Series B Preferred Units shall be 57,500.

         3. Preferences, Rights, Powers and Duties.

                  3.1 Definitions. For purposes of the Series B Preferred Units, the following terms shall have the meanings indicated:

                  "Addendum" shall have the meaning set forth in the preamble hereof.

                  "Agreement" shall have the meaning set forth in the preamble hereof.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally-chartered banking institutions in Texas or New York are not required to be open.

                  "Call Date" shall have the meaning set forth in Section
         3.4(b).

                  "Common Unit" shall mean the units of partnership interest of the Partnership not designated as Preferred Units.

                  "Common Stock" shall mean the common stock, $0.01 par value per share, of the General Partner.

                  "Distribution Payment Date" shall mean the last calendar day of January, April, July and October in each year, commencing on July 31, 1998; PROVIDED, HOWEVER, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

                  "Distribution Period" shall mean quarterly distribution periods commencing February 1, May 1, August 1 and November 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on May 7, 1998 and end on and include July 31, 1998).

                  "General Partner" shall mean FelCor Lodging Trust Incorporated, a Maryland corporation, which is the sole general partner of the Partnership.

                  "Issue Date" shall mean the date on which the Partnership first issues a Series B Preferred Unit.

                  "Junior Units" shall have the meaning set forth in Section 3.6(c).

                  "Parity Units" shall have the meaning set forth in Section 3.6(b).

                  "Partnership" shall have the meaning set forth in the preamble hereof.

                  "Preferred Units" shall mean units of partnership interest of the Partnership designated as having certain preferences to the Common Units with respect to distributions or upon liquidation of the Partnership.

                  "Series B Preferred Stock" shall mean the 9% Series B Cumulative Redeemable Preferred Stock, $0.01 par value and $2,500.00 liquidation preference per share, of the General Partner.

                  "Series B Preferred Units" shall have the meaning set forth in
         Section 1.

                  "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Partnership, the allocation of funds to be so paid on any series or class of capital units of the Partnership; PROVIDED, HOWEVER, that if any funds for a class or series of Junior Units or any class or series of Parity Units are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series B Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  Initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Agreement. Other terms defined herein have the meanings so given them. Whenever the context requires, the gender of all words used in this Addendum shall include the masculine, feminine and neuter form of such words, and the singular form shall include the plural and vice versa.

                  3.2 Distributions.

                  (a) The holders of the Series B Preferred Units shall be entitled to receive, when, as and if declared by the General Partner out of funds legally available for that purpose, distributions payable in cash in an amount per Series B Preferred Unit equal to $225.00 per annum. Such distributions shall be cumulative from May 7, 1998, whether or not in any Distribution Period or Periods there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly, when, as and if declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after the Issue Date. Each such distribution shall be payable in arrears to the holders of record of the Series B Preferred Units, as they appear on the records of the Partnership at the close of business on such record dates, not more than sixty (60) days preceding such Distribution Payment Dates thereof, as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date, to holders of record on such date, not exceeding forty-five (45) days preceding the payment date thereof, as may be fixed by the General Partner.

                  (b) The amount of distributions payable for each full Distribution Period for the Series B Preferred Units shall be computed by dividing the annual distribution rate by four. The amount of distributions payable for any period shorter or longer than a full Distribution Period, on the Series B Preferred Units shall be computed on the basis of a 360-day year. consisting of twelve 30-day months. Holders of the Series B Preferred Units shall not be entitled to any distributions, whether payable in cash, property or units, in excess of cumulative distributions, as herein provided, on the Series B Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series B Preferred Units that may be in arrears.

                  (c) So long as any of the Series B Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any class or series of Parity Units for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Units for all Distribution Periods terminating on or prior to the Distribution Payment Date on such class or series of Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon the Series B Preferred Units and all distributions declared upon any other class or series of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series B Preferred Units and accumulated and unpaid on such Parity Units.

                  (d) So long as any of the Series B Preferred Units are outstanding, no distributions (other than dividends or distributions paid in units of, or options, warrants or rights to subscribe for or purchase units of, Junior Units), shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Units made for purposes of an employee incentive or benefit plan of the Partnership for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership, directly or indirectly), unless in each case (i) the full cumulative distributions on all outstanding Series B Preferred Units and any other Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series B Preferred Units and all past distribution periods with respect to such Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series B Preferred Units and the current Distribution Period with respect to such Parity Units.

                  3.3 Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership (whether capital or surplus) shall be made to or set apart for the holders of Junior Units, the holders of the Series B Preferred Units shall be entitled to receive two thousand five hundred dollars ($2,500.00) per Series B Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders, but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Partnership, the assets of the Partnership, or proceeds thereof, distributable among the holders of the Series B Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other class or series of Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series B Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series B Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 3.3, (i) a consolidation or merger of the Partnership with one or more Persons,
         (ii) a sale or transfer of all or substantially all of the assets of the Partnership, or (iii) a statutory exchange of units shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership.

                  (b) Subject to the rights of the holders of any series or class or classes of Parity Units, after payment shall have been made in full to the holders of the Series B Preferred Units, as provided in this Section 3.3, any other series or class or classes of Junior Units shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series B Preferred Units shall not be entitled to share therein.

                  3.4 Redemption.

                  (a) The Series B Preferred Units shall be redeemable by the Partnership solely when, as, and if any share of the Series B Preferred Stock is redeemed by the General Partner and in the same proportion as shares of the Series B Preferred Stock are redeemed by the General Partner so that the number of Series B Preferred Units remaining unredeemed shall be the same as, and at all times equal to, the number of shares of Series B Preferred Stock remaining unredeemed. The Series B Preferred Stock is not redeemable by the General Partner prior to May 7, 2003, and, therefore, the Series B Preferred Units shall not be redeemable by the Partnership prior to such date.

                  (b) Upon redemption of the Series B Preferred Units by the Partnership on the date specified in the notice to holders required under subparagraph (d) of this Section 3.4 (the "Call Date"), each Series B Preferred Unit called for redemption shall be redeemed in cash at a price per unit equal to $2,500.00 per unit, plus all accrued and unpaid distributions thereon to the Call Date, without interest, to the extent that the Partnership has funds legally available therefor. The redemption price of the Series B Preferred Units (other than any portion thereof consisting of accrued and unpaid distributions) must be paid solely from the sale proceeds of other equity interests of the Partnership and not from any other source. For purposes of the foregoing sentence, "equity interests" means any general partner interests, limited partner interests, preferred units, depositary shares, interests, participations, or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for partnership units) or options to purchase any of the foregoing. Distributions payable on the Series B Preferred Units for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series B Preferred Units called for redemption or on the equity interests issued upon such redemption.

                  (c) If full cumulative distributions on the Series B Preferred Units and any other class or series of Parity Units have not been paid or declared and set apart for payment, the Series B Preferred Units may not be redeemed in part and the Partnership may not purchase or acquire Series B Preferred Units, otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of Series B Preferred Units.

                  (d) If the Partnership shall redeem Series B Preferred Units pursuant to this Section 3.4, notice of such redemption shall be given to the holders of the Series B Preferred Units called for redemption as soon as practicable after notice of redemption of the Series B Preferred Stock is given by the General Partner.

                  From and after the Call Date (unless the Partnership shall fail to make available the amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series B Preferred Units so called for redemption shall cease to accrue, (ii) such units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series B Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates).

                  As promptly as practicable after the surrender in accordance with such notice of the certificates for any such units so redeemed (properly endorsed or assigned for transfer, if the Partnership shall so require and if the notice shall so state), such units shall be exchanged for cash (without interest thereon) for which such units have been redeemed. If fewer than all the outstanding Series B Preferred Units are to be redeemed, units to be redeemed shall be selected by the Partnership from outstanding Series B Preferred Units not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Partnership in its sole discretion to be equitable. If fewer than all the Series B Preferred Units represented by any certificate are redeemed, then new certificates representing the unredeemed units shall be issued without cost to the holder thereof.


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                  3.5 Conversion. Holders of Series B Preferred Units shall have no conversion rights.

                  3.6 Ranking. Any class or series of units of the Partnership shall be deemed to rank:

                  (a) prior to the Series B Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Units;

                  (b) on a parity with the Series B Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit thereof be different from those of the Series B Preferred Units, if the holders of such class of units or series and the Series B Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per unit or liquidation preferences, without preference or priority one over the other ("Parity Units"); the Series A Cumulative Convertible Preferred Units shall be Parity Units with respect to the Series B Preferred Units; and

                  (c) junior to the Series B Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if such units or series shall be Common Units or if the holders of the Series B Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of such units or series ("Junior Units").

                  3.7 Record Holders. The Partnership may deem and treat the record holder of any Series B Preferred Units as the true and lawful owner thereof for all purposes, and the Partnership shall not be affected by any notice to the contrary.


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